SEMIANNUAL REPORT April 30, 2000

NUVEEN Investments Invest well. Look ahead. LEAVE YOUR MARK.(sm)

Exchange Traded Funds

Dependable, tax-free income to help you keep more of what you earn.

PERFORMANCE PLUS
NPP

ADVANTAGE
NMA

OPPORTUNITY
NMO

DIVIDEND ADVANTAGE
NAD


PHOTO OF: WATER

PHOTO OF: FEET

Credit Quality Highlights
As of April 30, 2000



Nuveen Performance Plus Municipal Fund, Inc. (NPP)
PIE CHART:
AAA/U.S. Guaranteed                 69%
AA                                  14%
A                                    9%
BBB/NR                               8%


Nuveen Municipal Advantage Fund, Inc. (NMA)
PIE CHART:
AAA/U.S. Guaranteed                 64%
AA                                  13%
A                                    8%
BBB/NR                              15%


Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
PIE CHART:
AAA/U.S. Guaranteed                 51%
AA                                  16%
A                                   13%
BBB/NR                              19%
Other                                1%


Nuveen Dividend Advantage Municipal Fund (NAD)
PIECHART:
AAA/U.S. Guaranteed                 65%
AA                                  16%
A                                    3%
BBB/NR                              16%

   CONTENTS
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 6 NPP's Performance Overview
 7 NMA's Performance Overview
 8 NMO's Performance Overview
 9 NAD's Performance Overview
10 Portfolio of Investments
39 Statement of Net Assets
40 Statement of Operations
41 Statement of Changes in Net Assets
43 Notes to Financial Statements
49 Financial Highlights
52 Build Your Wealth Automatically
53 Fund Information

PHOTO: TIMOTHY R. SCHWERTFEGER

TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD

Sidebar text: "Building and sustaining wealth requires sound, ongoing advice."

Dear Shareholder

The primary objective of your Nuveen Municipal Exchange-Traded Fund is to provide dependable, attractive tax-free dividends. I am pleased to report that your Fund continued to achieve this goal during the period covered by this report. I also encourage you to read the Portfolio Manager's Comments later in this report, where your Fund's manager takes a comprehensive look at the investment environment and performance of your Fund for this period.

As an income-oriented investment, we believe your Nuveen Exchange-Traded Fund is well positioned to be a core element of your long-term investment program. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives and solutions you need to help you meet your personal and family goals.

NEW WAYS TO
THINK ABOUT WEALTH
In the past few years, much attention has been directed toward the ways we're accumulating wealth. At Nuveen, we believe it is just as important for investors also to focus on preserving that wealth, on the responsibilities wealth brings with it, and on the legacies we will leave for future generations.

This long-term perspective is a key to understanding our portfolio management strategies, our insistence on quality and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is encapsulated well in our brand theme: Invest Well. Look Ahead. Leave Your Mark.SM

INVEST WELL
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound on-going advice, and the discipline to stay focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted advisor who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like your Nuveen Fund through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.

Sidebar text: "We believe your Nuveen Exchange-Traded Fund is well positioned to be a core element of your long-term investment program."

LOOK AHEAD
We urge all our investors to look ahead, not only to their own goals and futures, but toward those of future generations as well. We now stand on the threshold of a new century, anticipating a time of change, discovery and potential that may one day make the year 2000 seem as archaic as the year 1900. We don't know all that the future will bring, but we do know that a well-diversified, carefully-monitored investment program that combines elements of growth, income and capital preservation will form a solid foundation that can help meet whatever opportunities and challenges the new century has to offer.

LEAVE YOUR MARK
With the enormous wealth creation of the last decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape their own and their family's financial future. These may include establishing trusts, endowments or legacies that can directly affect our families and communities for generations to come. We at Nuveen Investments are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that can help meet goals that extend far beyond the boundaries of a single lifespan.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research and prudent management. Today, more than ever, the investments and services we offer through financial advisors may be well suited to those who recognize and embrace the need for building and managing wealth. We encourage you to speak with your financial advisor about how you can enhance your investment program in ways that help you Look Ahead, Invest Well and Leave Your Mark.

Sincerely,



/S/ TIMOTHY R. SCHWERTFEGER
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

June 15, 2000

Nuveen National Exchange-Traded Funds (NPP, NMA, NMO, NAD)
Portfolio Manager's Comments

PORTFOLIO MANAGERS STEVE PETERSON, RICK HUBER, AND BILL FITZGERALD TALK ABOUT THE NATIONAL ECONOMY, ITS IMPACT ON THE MUNICIPAL MARKET AND FUND PERFORMANCE, AND THE KEY STRATEGIES USED TO MANAGE THE NUVEEN NATIONAL EXCHANGE-TRADED FUNDS. STEVE, WHO HAS MANAGED NPP SINCE 1998, ADDED PORTFOLIO MANAGEMENT RESPONSIBILITIES FOR NAD AT ITS INCEPTION IN MAY 1999. RICK HAS MANAGED NMA SINCE 1998, AND BILL ASSUMED PORTFOLIO MANAGEMENT OF NMO IN 1990.

WHAT FACTORS AFFECTED THE U.S. ECONOMY OVER THE PAST 12 MONTHS?
In April 2000, the United States entered its tenth year of uninterrupted economic expansion, the longest continuous expansion in the nation's history. While the strong growth trends and relatively benign inflation that have been the hallmarks of this expansion remained largely in place, unabated consumer spending and tight labor markets kept the Federal Reserve concerned that the pace of growth would eventually trigger a resurgence of inflation.

The shift in financial market sentiment to worries about runaway growth and inflationary pressures was a marked contrast to the concerns about slower growth and deflation that followed the global financial crisis of 1998. The primary catalysts behind this change in sentiment - in addition to consumer spending and the scarcity of qualified workers - include the quick recovery of the global economy following the 1998 events, rising commodity prices, and the accelerating effect of excess cash created to ensure liquidity during the transition into the year 2000.

All of this prompted the Federal Reserve to embark on a tightening path. In June 1999 the Fed began a series of five short-term interest rate increases that eventually increased the federal funds rate by 1.25% to 6.0%. (In May, the Fed raised rates a sixth time, bringing the fed funds rate to 6.5%.) As the Fed acted and then continued to leave the door open for additional tightenings, investor uncertainty grew, the equity markets became increasingly volatile, and bond prices declined as yields pushed higher. The shift in the economic landscape has been complicated by the rapidly shrinking supply of long-term Treasuries, as the U.S. government accelerated its program to buy back Treasury debt. This has created some severe dislocations within and between Treasuries and other bond markets. Following the Fed's rate hikes of 50 basis points, the Treasury yield curve remained inverted, with the yield on a two-year notes about 60 basis points higher than that of a 30-year bond.

The Fed's rapid action to rein in the monetary base, plus the shift in policy from global monetary stimulus to restraint, has provided a foundation that may help to counterbalance some of the current pressures in the economy. Investors continue to hope that the Fed's moves will not jeopardize the expansion by doing too little or too much, but instead successfully engineer a soft landing for the U.S. economy.

HOW HAVE THESE EVENTS AFFECTED THE MUNICIPAL MARKET?
The cumulative effects of the economic events of the past 12 months were negative for the fixed-income markets, including municipal bonds. Once the Fed began its series of interest rate hikes, the rise in municipal yields accelerated. Over the 12 months ending April 2000, long-term municipal yields rose about 80 basis points, compared with a 30-point gain in 30-year Treasury yields. Concurrent with the rise in yields, municipal bond prices slumped. As a result, by the end of April 2000, long-term municipal yields were 102% of 30-year Treasury yields, compared with the historical average of 86% for the period 1986-1999.

During the first four months of 2000, new municipal issuance declined more than 26% from the level of the first four months of 1999. This continued the trend begun last year, as the rising interest rate environment deterred municipalities from issuing new bonds or refinancing old debt. In addition, robust tax revenue collections have enabled many state and local governments to use more pay-as-you-go financings rather than bond issuance to fund projects. Overall, the decline in supply helped to offset some of the negative impact that higher interest rates and equity market activity had on the demand for municipal bonds and, ultimately, on bond prices.

According to the most recent data released by the Federal Reserve Board, demand for municipal bonds on the part of individual investors continued to grow in 1999, maintaining a trend seen over the past four years. While total U.S. municipal debt grew by 5% in 1999, holdings by individual investors grew 11%. As of January 2000, these investors held 34% of the out standing municipal debt in the U.S. This provided some support for a municipal market experiencing a decline in demand from institutional investors. Buying by mutual and money market funds, which together accounted for 29% of municipal debt holdings, reflected the lower demand for bond funds. Property and casualty insurance companies, the fourth largest group of municipal bond holders with 14%, had less cash to spend on municipals due to claims from natural disasters and pricing competition - although we have seen a recent pick up in demand from this group.

The economic prosperity of the past decade has benefited all sectors of the municipal bond market, resulting in upgrades in debt ratings. In 1999, upgrades by Standard & Poor's outnumbered downgrades by a ratio of almost 4 to 1. In fact, the fourth quarter of 1999 marked the 17th consecutive quarter in which upgrades exceeded downgrades. The tax-backed sector, which includes general obligation bonds issued by states, local municipalities, and school and special purpose districts, fared particularly well in 1999, with upgrades outnumbering downgrades 30 to 1.

WERE THE FUNDS' DIVIDENDS AFFECTED BY THE ENVIRONMENT OF THE PAST 12 MONTHS? During the past year, bond calls within the NPP, NMA and NMO portfolios combined with higher rates on all four Fund's MuniPreferred(R) shares to reduce the amount of income available for common shareholders. This led to dividend adjustments in each of the Funds.

NPP, NMA and NMO have all passed their ten-year anniversaries, making many of the high coupon bonds purchased at the time of their inceptions subject to calls. The proceeds from these calls have been used to purchase current coupon bonds that generally pay a lower rate of interest than the bonds they have replaced. While we actively manage the portfolios to mitigate the effects of this process, bond calls in this environment have the net effect of reducing the income the Funds generate to pay dividends.

In addition, all four Funds are leveraged. Leverage can enhance the dividends paid to common shareholders, but the extent of that benefit is tied to some degree to the short-term rates the Funds pay their MuniPreferred shareholders. As short-term rates rise, the income available for common shareholders decreases. As noted, the Federal Reserve raised short-term rates six times between June 1999 and May 2000, and these actions have had a corresponding impact on short-term municipal rates. This contributed to the dividend reductions in all four Funds, and may continue to exert an influence on the common share dividends if short-term rates continue at historically high recent levels.

OVERALL, HOW DID THE NUVEEN FUNDS COVERED IN THIS REPORT PERFORM OVER THE PAST YEAR?
For the 12 months ended April 30, 2000, these Nuveen Funds produced total returns on net asset value (NAV) as shown in the accompanying table. For comparison purposes, the annual returns for the Funds are compared with the Lehman Brothers Municipal Bond Index1 and the Lipper Peer Group2.

                                                                                  LEHMAN
                                                                                   TOTAL            LIPPER
              MARKET YIELD                      TOTAL RETURN ON NAV               RETURN1         AVERAGE2
----------------------------------------------------------------------------------------------------------
                                               1 YEAR                             1 YEAR            1 YEAR
                           TAXABLE-             ENDED          TAXABLE-            ENDED             ENDED
            4/30/00     EQUIVALENT3           4/30/00       EQUIVALENT3          4/30/00           4/30/00
----------------------------------------------------------------------------------------------------------
NPP           7.31%          10.59%            -3.97%            -1.28%           -0.92%            -5.73%
----------------------------------------------------------------------------------------------------------
NMA           7.58%          10.99%            -3.88%            -0.98%           -0.92%            -5.73%
----------------------------------------------------------------------------------------------------------
NMO           7.53%          10.91%            -4.64%            -1.73%           -0.92%            -5.73%
----------------------------------------------------------------------------------------------------------
NAD           7.07%          10.25%            -4.96%*           -2.59%*              NA                NA
----------------------------------------------------------------------------------------------------------

* NAD returns are for the period from May 26, 1999, the fund's inception date, through April 30, 2000.

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for each Fund later in this report.

The relative underperformance of the Funds' total returns on NAV when compared with the Lehman Index can be attributed largely to their durations,4 which are a measure of each Fund's NAV volatility in reaction to interest rate movements. These are leveraged Funds, and while leveraging can enhance the dividends paid to common shareholders, it also has the effect of lengthening a Fund's duration. In addition, durations often are lengthened when we look to add call protection to the portfolios. As a result, as of April 30, 2000, the durations of NPP, NMA and NMO ranged from 13.93 to 14.68. NAD's duration was 19.43, which we believe is typical of a newly established leveraged Fund. By comparison, the duration of the Lehman Brothers Index was 7.42.

The longer the duration, the more sensitive the Fund's NAV is to changes in interest rates in either direction. During a period of falling interest rates, bond prices rise and a long duration enables a Fund's NAV to participate more fully in market gains. Conversely, when interest rates rise (as they have over most of the past year), a long duration can make the Fund's NAV more vulnerable to price declines and produce weaker total return performance.

Even though leveraging and increasing call protection tend to lengthen duration, we believe these actions strengthen each Fund's ability to maintain attractive dividends over the long-term and should position the Funds to benefit from any bond market recovery.

1 The Funds' performance is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 50 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's current market yield and a federal income tax rate of 31%, while the taxable-equivalent total return is based on the annualized total return and the 31% federal income tax rate.

4 Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for the Funds and therefore differs from the duration of the actual portfolio of individual bonds that make up the Funds. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

WHAT ABOUT THE FUNDS' SHARE PRICE PERFORMANCE?
The uncertain economic environment, coupled with an investor focus on equity market performance, has tended to dampen interest in most fixed-income products. This lack of demand has put pressure on the prices of many municipal bond investments, including these four Funds.

As shown in the charts on the Performance Overview pages, the share prices for all four Funds have gradually declined over much of the past year. These price declines generally were larger than the declines in the Funds' NAVs. As a result, NPP saw its discount (share price below NAV) widen, while the premiums (share price above NAV) on NMA, NMO and NAD moved to discounts. With the market prices of all these Funds now lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of these Nuveen Funds.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE 12 MONTHS ENDED APRIL 30, 2000?
The past 12 months represented a challenging period for all fixed-income investments, including your Nuveen Fund. However, the period also provided opportunities to improve the Funds' structures, provide additional diversification, strengthen the Funds' long-term dividend-paying capabilities, and enhance tax efficiency by offsetting potential capital gains with capital losses.

To improve the Funds' structures, we have been selling bonds in demand by individual investors at attractive prices, including prerefunded bonds and bonds with short call dates, and buying issues that offer higher yields, longer maturities, and extended call protection. We also have been watching for pricing inefficiencies, buying or selling bonds with special features that we believe the market is not valuing correctly.

Overall, we continued to search for undervalued bonds, overlooked sectors of the market, and values not yet recognized by other investors. We believe Nuveen's experienced Research team provided an advantage in this area, helping us identify attractive deals and supplying the background we needed to understand issuers. This was especially true in the healthcare sector, where we believe deregulation and profitability concerns have caused some well secured credits to fall to very attractive prices and yields. Each of the Funds in this report had an allocation in healthcare, ranging from 8% in NMO to 18% in NAD, as of April 30, 2000.

Over the past year, NMO also diversified its portfolio by purchasing some tobacco settlement fund bonds, which have performed well. These bonds have very attractive yields and are backed by payments from the tobacco companies participating in the master settlement agreement with 46 states.

As of April 30, 2000, all four Funds offered excellent credit quality, with the portion of their assets invested in bonds rated AAA/U.S. guaranteed and AA ranging from 67% to 83%. This was balanced by allocations of BBB/non-rated bonds - from 8% in NPP to 19% in NMO - that generally provided higher yields. In NAD, investment guidelines allow us to further exploit this credit spread differential and to try to enhance yields as opportunities arise by investing up to 20% of the Fund's net assets in non-investment grade bonds.

WHAT IS YOUR OUTLOOK FOR THE NUVEEN FUNDS?
In the months ahead, we plan to focus on the same strategies that we have emphasized over the past year, including improving Fund structure, enhancing call protection, and strengthening dividend payment capabilities.

From a regional perspective, we will continue to explore opportunities to add to NMA's position in bonds issued in New York, Ohio, Kentucky, North Carolina, South Carolina, and Tennessee. In NMO, we plan to increase our exposure to both California and Illinois bonds. These two states not only are characterized by strong economies, but also offer adequate supply, which enhances our ability to find the types of bonds that can potentially benefit our shareholders.

NPP, NMA, and NMO are now through most of the anticipated calls against bonds in their portfolios, and we will be seeking to enhance ongoing call protection in the months ahead. We do expect some calls to continue this year, and to affect between 3% and 5% of their portfolios in 2001. As a newer Fund, NAD will not have significant call exposure for a number of years. Extended call protection will help provide some additional stability for the Funds' dividends over time.

We expect the market to continue working its way through a period of uncertainty that may last beyond the fall elections. Opportunities do arise in these types of markets, and we are ready to take advantage of developing situations. We believe the Funds continue to be well positioned to provide attractive income and a measure of portfolio diversification that can be a valuable benefit to investors now and in the future.

Nuveen Performance Plus Municipal Fund, Inc.
Performance Overview
As of April 30, 2000

NPP

PORTFOLIO STATISTICS

Inception Date                                6/89
--------------------------------------------------
Share Price                              $11 13/16
--------------------------------------------------
Net Asset Value                             $13.71
--------------------------------------------------
Market Yield                                 7.31%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                  10.59%
--------------------------------------------------
Fund Net Assets ($000)                  $1,265,529
--------------------------------------------------
Average Effective Maturity (Years)           19.67
--------------------------------------------------
Leverage-Adjusted Duration                   14.45
--------------------------------------------------

ANNUALIZED TOTAL RETURN

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                       -15.70%        -3.97%
--------------------------------------------------
5-Year                         2.01%         4.92%
--------------------------------------------------
10-Year                        5.33%         7.49%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                       -12.97%        -1.28%
--------------------------------------------------
5-Year                         5.01%         7.93%
--------------------------------------------------
10-Year                        8.51%        10.73%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)

U.S. Guaranteed                                17%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
Tax Obligation/General                         12%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Housing/Single-Family                          10%
--------------------------------------------------



Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE3
5/99              0.075
6/99              0.075
7/99              0.075
8/99              0.075
9/99              0.075
10/99             0.075
11/99             0.075
12/99             0.072
1/00              0.072
2/00              0.072
3/00              0.072
4/00              0.072


Line Chart:
SHARE PRICE PERFORMANCE
5/7/99            15
                  14.69
                  14.5
                  14.56
                  14.75
                  14.81
                  14.94
                  14.69
                  15.06
                  14.94
                  14.88
                  14.88
                  14.75
                  14.5
                  13.94
                  13.88
                  14.06
                  13.81
                  13.25
                  12.75
                  12.88
                  12.88
                  12.44
                  12.5
                  12.94
                  12.69
                  12.63
                  12.31
                  12.25
                  11.88
                  11.44
                  11.63
                  11.63
                  11.81
                  11.44
                  11.69
                  12.13
                  12.31
                  12.31
                  12.25
                  12.06
                  12.13
                  11.63
                  11.44
                  11.75
                  12.06
                  12.25
                  12.13
                  11.75
4/28/00           11.81
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

3 The Fund also paid shareholders a net ordinary income distribution in December 1999 of $0.0023 per share.

Nuveen Municipal Advantage Fund, Inc.
Performance Overview
As of April 30, 2000

NMA

PORTFOLIO STATISTICS

Inception Date                               12/89
--------------------------------------------------
Share Price                               $12 3/16
--------------------------------------------------
Net Asset Value                             $13.98
--------------------------------------------------
Market Yield                                 7.58%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                  10.99%
--------------------------------------------------
Fund Net Assets ($000)                    $958,928
--------------------------------------------------
Average Effective Maturity (Years)           21.48
--------------------------------------------------
Leverage-Adjusted Duration                   13.93
--------------------------------------------------

ANNUALIZED TOTAL RETURN

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                       -18.23%        -3.88%
--------------------------------------------------
5-Year                         2.71%         5.08%
--------------------------------------------------
10-Year                        5.60%         7.61%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                       -15.41%        -0.98%
--------------------------------------------------
5-Year                         5.78%         8.15%
--------------------------------------------------
10-Year                        8.84%        10.92%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)

Healthcare                                     15%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Housing/Single Family                          12%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------



Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/99              0.083
6/99              0.083
7/99              0.083
8/99              0.083
9/99              0.083
10/99             0.083
11/99             0.083
12/99             0.08
1/00              0.08
2/00              0.08
3/00              0.077
4/00              0.077



Line Chart:
SHARE PRICE PERFORMANCE
5/7/99            16.19
                  15.81
                  15.56
                  15.56
                  15.44
                  15.38
                  15.69
                  15.56
                  15.56
                  15.75
                  15.69
                  15.63
                  15.5
                  15.38
                  15.19
                  15.13
                  14.88
                  14.75
                  14.56
                  14.38
                  14.38
                  14.25
                  13.56
                  13.56
                  13.63
                  13.88
                  13.5
                  13.56
                  13.13
                  12.38
                  12.06
                  12.13
                  12
                  12.44
                  12.38
                  12.19
                  13
                  13.13
                  13.31
                  13.06
                  13
                  12.81
                  12.19
                  11.81
                  12.25
                  12.5
                  12.81
                  12.69
                  12.38
4/28/00           12.19
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

Nuveen Municipal Market Opportunity Fund, Inc.
Performance Overview
As of April 30, 2000

NMO

PORTFOLIO STATISTICS

Inception Date                                3/90
--------------------------------------------------
Share Price                               $12 7/16
--------------------------------------------------
Net Asset Value                             $13.98
--------------------------------------------------
Market Yield                                 7.53%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                  10.91%
--------------------------------------------------
Fund Net Assets ($000)                  $1,016,470
--------------------------------------------------
Average Effective Maturity (Years)           21.79
--------------------------------------------------
Leverage-Adjusted Duration                   14.68
--------------------------------------------------

ANNUALIZED TOTAL RETURN

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                       -17.51%        -4.64%
--------------------------------------------------
5-Year                         3.03%         4.92%
--------------------------------------------------
10-Year                        6.07%         7.25%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                       -14.68%        -1.73%
--------------------------------------------------
5-Year                         6.11%         7.98%
--------------------------------------------------
10-Year                        9.29%        10.50%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)

Tax Obligation/General                         20%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Transportation                                 15%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Healthcare                                      8%
--------------------------------------------------

Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/99              0.084
6/99              0.084
7/99              0.084
8/99              0.084
9/99              0.084
10/99             0.084
11/99             0.084
12/99             0.081
1/00              0.081
2/00              0.081
3/00              0.078
4/00              0.078


Line Chart:
SHARE PRICE PERFORMANCE
5/7/99            16.13
                  15.88
                  15.63
                  15.69
                  15.56
                  15.69
                  15.81
                  15.75
                  15.81
                  15.94
                  15.88
                  15.88
                  15.63
                  15.47
                  15.31
                  15.13
                  15
                  14.81
                  14.56
                  14.38
                  14.5
                  14.31
                  13.56
                  13.44
                  13.56
                  14.06
                  13.56
                  13.63
                  13.19
                  12.5
                  12.13
                  12.19
                  12.25
                  12.44
                  12.44
                  12.31
                  12.94
                  13.19
                  13.25
                  13.13
                  12.75
                  12.69
                  11.94
                  11.88
                  12.13
                  12.56
                  12.88
                  12.75
                  12.44
4/28/00           12.44
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen Fund on an after-tax basis.

Nuveen Dividend Advantage Municipal Fund
Performance Overview
As of April 30, 2000

NAD

PORTFOLIO STATISTICS
Inception Date                                5/99
--------------------------------------------------
Share Price                               $12 5/16
--------------------------------------------------
Net Asset Value                             $12.87
--------------------------------------------------
Market Yield                                 7.07%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                  10.25%
--------------------------------------------------
Fund Net Assets ($000)                    $798,470
--------------------------------------------------
Average Effective Maturity (Years)           23.04
--------------------------------------------------
Leverage-Adjusted Duration                   19.43
--------------------------------------------------

TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception              -13.22%        -4.96%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN2
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception              -10.96%        -2.59%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
Tax Obligation/General                         18%
--------------------------------------------------
Healthcare                                     18%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------


Bar Chart:
1999-2000 MONTHLY TAX-FREE DIVIDENDS PER SHARE
7/99              0.074
8/99              0.074
9/99              0.074
10/99             0.074
11/99             0.074
12/99             0.074
1/00              0.074
2/00              0.074
3/00              0.0725
4/00              0.0725



Line Chart:
SHARE PRICE PERFORMANCE
5/28/99           15.0625
                  15
                  15
                  15.06
                  15.06
                  15.06
                  15.06
                  15.06
                  15
                  15
                  15.06
                  14.75
                  14.69
                  14.63
                  14.69
                  14.5
                  14.25
                  14.44
                  14.5
                  14
                  13.25
                  13.63
                  13.38
                  12.94
                  13.06
                  12.63
                  12.5
                  12.44
                  12.31
                  12.13
                  12.88
                  12.94
                  12.38
                  13
                  12.81
                  12.88
                  12.94
                  12.88
                  12.44
                  12.25
                  11.81
                  12
                  12.38
                  12.63
                  12.25
                  12.5
4/28/00           12.31
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

            PORTFOLIO OF INVESTMENTS (Unaudited)
            NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)
            April 30, 2000

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.7%

$       3,615   Alabama Water Pollution Control Authority, Revolving Fund Loan           8/05 at 100         AAA         $ 3,822,393
                 Bonds, Series 1994, 6.750%, 8/15/17

        5,075   Jefferson County, Alabama, Sewer Revenue Refunding Warrants,             2/07 at 101         AAA           4,950,206
                 Series 1997-A, 5.625%, 2/01/22


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.1%

          635   Alaska Housing Finance Corporation, Collateralized Bonds,                6/00 at 102         AAA             639,089
                 1989 First Series (Veterans Mortgage Program), 7.450%, 12/01/29


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.5%

        5,300   Yuma Regional Medical Center on behalf of Hospital                   8/02 at 101 1/2      N/R***           5,724,371
                 District No. 1 of Yuma County, Arizona, Hospital Revenue
                 Improvement and Refunding Bonds (Yuma Regional Medical
                 Center Project), Series 1992, 8.000%, 8/01/17
                 (Pre-refunded to 8/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.4%

        2,250   Arkansas Development Finance Authority, Single Family                    1/07 at 102         AAA           2,206,575
                 Mortgage Revenue Bonds, 1996 Series H, 6.100%, 7/01/30
                 (Alternative Minimum Tax)

        3,060   Arkansas Development Finance Authority, Home Mortgage                7/08 at 101 1/2         AAA           2,712,476
                 Revenue Bonds, 1998 Series B, 5.300%, 7/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 8.4%

                Anaheim Public Financing Authority, Lease Revenue Bonds (Anaheim
                Public Improvements Project), Subordinate Lease Revenue Bonds,
                1997 Series C:
       11,000    0.000%, 9/01/20                                                        No Opt. Call         AAA           3,288,450
       25,855    0.000%, 9/01/24                                                        No Opt. Call         AAA           5,967,334

       11,900   State Public Works Board of the State of California, Lease               9/00 at 102         AAA          12,224,037
                 Revenue Bonds (The Trustees of the California State
                 University), 1990 Series A (California State University
                 Library Projects), 6.250%, 9/01/16 (Pre-refunded to 9/01/00)

        5,000   Mt. Diablo Hospital District, California Insured Hospital               12/03 at 102         AAA           4,506,600
                 Revenue Bonds, 1993 Series A, 5.125%, 12/01/23

       13,450   Ontario Redevelopment Financing Authority (San Bernardino               No Opt. Call         AAA          15,894,134
                 County, California), 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.200%, 8/01/17

       20,420   Community Redevelopment Agency of the City of Palmdale,                 No Opt. Call         AAA          22,456,691
                 Residential Mortgage Revenue Refunding Bonds,
                 1991 Series A, 7.150%, 2/01/10

        2,325   Community Redevelopment Agency of the City of Palmdale,                 No Opt. Call         AAA           2,900,717
                 Restructured Single Family Mortgage Revenue Bonds,
                 Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax)

        8,140   San Bernardino Joint Powers Financing Authority, Lease                  12/05 at 102          A1           7,620,912
                 Revenue Bonds (State of California Department of Transportation
                 Lease), 1995 Series A, 5.500%, 12/01/20

       10,000   San Bernardino County, California, Certificates of Participation,        8/05 at 102         AAA          10,474,600
                 Series 1995 (Medical Center Financing Project),
                 5.500%, 8/01/15 (Pre-refunded to 8/01/05)

        4,075   Southern California Public Power Authority (Palo Verde Project),         7/03 at 102      AA-***           3,840,810
                 Power Project Revenue Bonds, 1993 Refunding Series A,
                 5.000%, 7/01/15

       15,745   Walnut Valley Unified School District (Los Angeles County,               8/11 at 103         AAA          18,240,110
                 California), General Obligation Refunding Bonds, Series 1997A,
                 7.200%, 2/01/16


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 3.2%

        2,225   Colorado Health Facilities Authority, Revenue Bonds (National            1/08 at 101           A           1,896,457
                 Jewish Medical and Research Center Project), Series 1998,
                 5.375%, 1/01/28

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992B:
        1,020    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)  11/02 at 102         Aaa           1,095,378
        3,980    7.250%, 11/15/23 (Alternative Minimum Tax)                             11/02 at 102           A           4,194,641

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
$       1,035    8.000%, 11/15/25 (Alternative Minimum Tax)                             11/00 at 102         Aaa         $ 1,075,251
                 (Pre-refunded to 11/15/00)
       10,910    8.000%, 11/15/25 (Alternative Minimum Tax)                             11/00 at 102           A          11,274,394

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
        1,000    7.000%, 11/15/25 (Alternative Minimum Tax)                             11/01 at 100         Aaa           1,033,840
                 (Pre-refunded to 11/15/01)
        3,720    7.000%, 11/15/25 (Alternative Minimum Tax)                             11/01 at 100           A           3,738,674

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
        5,145    8.750%, 11/15/05 (Alternative Minimum Tax)                             11/01 at 102           A           5,476,081
        1,715    8.750%, 11/15/23 (Alternative Minimum Tax)                             11/01 at 102         Aaa           1,848,033
                 (Pre-refunded to 11/15/01)
        4,755    8.750%, 11/15/23 (Alternative Minimum Tax)                             11/01 at 102           A           5,065,597
          955    8.000%, 11/15/25 (Alternative Minimum Tax)(Pre-refunded to 11/15/01)   11/01 at 100         Aaa           1,000,974
        2,640    8.000%, 11/15/25 (Alternative Minimum Tax)                             11/01 at 100           A           2,734,961


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.6%

       15,000   State of Florida, Full Faith and Credit, State Board of Education,       6/10 at 101         AA+          14,897,100
                 Public Education Capital Outlay Refunding Bonds, 1999 Series D,
                 5.750%, 6/01/22

        5,750   Martin County Industrial Development Authority (Florida), Industrial    12/04 at 102        BBB-           5,777,370
                 Development Revenue Bonds (Indianatown Cogeneration L.P.
                 Project), Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 4.2%

        1,200   City of Atlanta, Georgia, General Obligation Refunding Bonds,           12/08 at 100         AAA           1,047,468
                 Series 1998, 5.000%, 12/01/23

        5,000   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,           No Opt. Call         AAA           4,858,600
                 Series 1999A, 5.500%, 11/01/22

        9,000   George L. Smith II World Congress Center Authority, Revenue              7/00 at 102         AAA           9,231,660
                 Bonds (Domed Stadium Project), Series 1990,
                 7.875%, 7/01/20 (Alternative Minimum Tax)

        2,000   George L. Smith II World Congress Center Authority, Refunding            7/10 at 101         AAA           1,889,300
                 Revenue Bonds (Domed Stadium Project), Series 2000,
                 5.500%, 7/01/20 (Alternative Minimum Tax)

        1,335   Georgia Housing and Finance Authority, Home Ownership                    6/02 at 102          Aa           1,364,130
                 Opportunity Program Bonds, Series 1992-A2, 6.875%, 12/01/20
                 (Alternative Minimum Tax)

       10,000   Development Authority of Monroe County (Georgia), Pollution             10/00 at 101          A+          10,157,000
                 Control Revenue Bonds (Georgia Power Company Plant Scherer
                 Project), Second Series 1994, 6.750%, 10/01/24

                Private Colleges and Universities Authority (Georgia), Revenue
                Bonds (Emory University Project), Series 1999A:
       15,000    5.500%, 11/01/25                                                       11/09 at 101         Aa1          14,375,700
       10,150    5.500%, 11/01/31                                                       11/09 at 101         Aa1           9,656,710


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 15.5%

        3,000   City of Chicago, General Obligation Library Bonds,                       1/08 at 102         AAA           2,994,930
                 Series 1997, 5.750%, 1/01/17

                City of Chicago, General Obligation Bonds (City Colleges of
                Chicago Capital Improvement Project), Series 1999:
       32,170    0.000%, 1/01/21                                                        No Opt. Call         AAA           9,269,142
       32,670    0.000%, 1/01/22                                                        No Opt. Call         AAA           8,807,832

       20,500   Chicago School Reform Board of Trustees of the Board                    12/07 at 102         AAA          18,109,495
                 of Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1997A, 5.250%, 12/01/30

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
       10,000    0.000%, 12/01/19                                                       No Opt. Call         AAA           3,063,800
       21,800    0.000%, 12/01/23                                                       No Opt. Call         AAA           5,115,588

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1999A:
       10,000    0.000%, 12/01/20                                                       No Opt. Call         AAA           2,867,000
       30,160    0.000%, 12/01/22                                                       No Opt. Call         AAA           7,559,001
       16,715    0.000%, 12/01/23                                                       No Opt. Call         AAA           3,922,342

        9,145   City of Chicago, Illinois, Midway Airport Revenue Bonds,                 1/07 at 101         AAA           8,504,301
                 1996 Series A, 5.500%, 1/01/29

        1,235   City of Chicago, O'Hare International Airport Special Facility          11/00 at 103        Baa2           1,286,561
                 Revenue Bonds (United Air Lines, Inc. Project), Series 1988A,
                 8.950%, 5/01/18 (Alternative Minimum Tax)


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP) (continued)
                            April 30, 2000
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       3,500   Illinois Development Finance Authority, Pollution Control                3/05 at 102         AAA         $ 3,731,875
                 Refunding Revenue Bonds, Commonwealth Edison Company
                 Project, Series 1994D, 6.750%, 3/01/15

                Illinois Development Finance Authority, Multifamily Housing
                Revenue Bonds, Series 1992 (Town and Garden Apartments Project):
        4,800    7.800%, 3/01/06 (Alternative Minimum Tax)                               3/02 at 102         N/R           5,022,912
        5,960    7.200%, 9/01/08 (Alternative Minimum Tax)                               3/02 at 102         N/R           6,174,679

        1,000   Illinois Educational Facilities Authority, Revenue Bonds,                5/08 at 101           A             924,060
                 Midwestern University, Series 1998B, 5.500%, 5/15/18

       10,000   Illinois Educational Facilities Authority, Adjustable Demand            12/03 at 102         AAA          10,399,500
                 Revenue Bonds, The University of Chicago, Series 1985
                 Remarketed, 5.700%, 12/01/25 (Pre-refunded to 12/01/03)

       12,910   Illinois Health Facilities Authority, Revenue Bonds, Series 1994A        8/04 at 102         AA+          12,594,480
                 (Northwestern Memorial Hospital), 6.000%, 8/15/24

        4,620   Illinois Health Facilities Authority, Revenue Bonds,                     8/00 at 101         AA+           4,700,157
                 Series 1989B (Northwestern Memorial Hospital),
                 7.200%, 8/15/07

        4,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,           8/09 at 101          A-           3,437,800
                 Series 1999 (Silver Cross Hospital and Medical Centers),
                 5.250%, 8/15/15

        4,250   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call          A3           4,053,225
                 Series 1999A (West Suburban Hospital Medical Center),
                 5.500%, 7/01/09

        6,330   Illinois Health Facilities Authority, Revenue Refunding Bonds,          11/08 at 102           A           5,625,218
                 Series 1998 (Midwest Physician Group Ltd.),
                 5.500%, 11/15/19

        3,570   Illinois Health Facilities Authority, Tax-Exempt Revenue Bonds,         12/12 at 102         AAA           3,576,462
                 Series 1999A (GNMA Collateralized - Midwest Care
                 Center IV, Inc.), 6.375%, 12/01/24

        3,700   Village of Libertyville, Illinois, Affordable Housing Revenue           11/09 at 100          A2           3,641,022
                 Bonds, Series 1999A (Liberty Towers Project), 7.000%, 11/01/29

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
       16,570    0.000%, 12/15/20                                                       No Opt. Call         AAA           4,816,071
       23,550    0.000%, 12/15/22                                                       No Opt. Call         AAA           5,992,533
       23,575    0.000%, 12/15/23                                                       No Opt. Call         AAA           5,620,987

       10,280   Metropolitan Pier and Exposition Authority (Illinois), McCormick        No Opt. Call         AAA           9,815,344
                 Place Expansion Project Refunding Bonds, Series 1998A,
                 5.500%, 12/15/23

       10,650   Metropolitan Pier and Exposition Authority (Illinois), McCormick        No Opt. Call         AAA          12,211,929
                 Place Hospitality Facilities Revenue Bonds, Series 1996A,
                 7.000%, 7/01/26

       17,865   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA          17,627,931
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1999, 5.750%, 6/01/23

        6,090   Sherman, Illinois, Mortgage Revenue Bonds (Villa Vianney),              10/09 at 102         AAA           5,995,727
                 GNMA Series 1999 Refunding, 6.450%, 10/01/29


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.0%

        3,750   Fort Wayne International Airport Air Trade Center Building               1/08 at 101         Aaa           3,243,563
                 Corporation (Allen County, Indiana), First Mortgage Bonds,
                 Series 1998, 5.000%, 1/15/20 (Alternative Minimum Tax)

        5,000   Fort Wayne South Side School Building Corporation, First                 1/04 at 102         AAA           5,273,900
                 Mortgage Bonds, Series 1994, Allen County, Indiana,
                 6.125%, 1/15/12 (Pre-refunded to 1/15/04)

        5,250   Indiana Bond Bank, State Revolving Fund Program Bonds,                   2/04 at 102         AAA           5,337,413
                 Series 1994A Guarantee Revenue Bonds, 6.000%, 2/01/16

                Indiana Health Facility Financing Authority, Revenue Bonds,
                Series 1997 (Ancilla Systems Incorporated Obligated Group):
       15,380    5.250%, 7/01/17                                                         7/07 at 101         AAA          14,191,434
       13,735    5.250%, 7/01/22                                                         7/07 at 101         AAA          12,332,519

        4,980   Indiana Municipal Power Agency, Special Obligation Bonds,               11/02 at 100         AAA           4,643,402
                 First Crossover Series and Power Supply System Refunding
                 Revenue Bonds, 1998 Series B, 5.300%, 1/01/16
                 (Pre-refunded to 11/26/02)

        5,730   Michigan City School Building Corporation, First Mortgage Bonds,        12/04 at 102         AAA           5,989,340
                 Series 1994 A, LaPorte and Porter Counties, Indiana,
                 6.125%, 12/15/09

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.4%

$       5,160   Iowa Finance Authority, Single Family Mortgage Revenue                   5/00 at 101         Aaa         $ 5,201,486
                 Bonds, 1988 Issue B (GNMA Mortgage-Backed Program),
                 8.250%, 5/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.8%

       10,000   County of Carroll, Kentucky, Collateralized Pollution Control            9/02 at 102          A1          10,619,400
                 Revenue Bonds (Kentucky Utilities Company Project),
                 1992 Series A, 7.450%, 9/15/16


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 5.0%

        2,960   East Baton Rouge Mortgage Finance Authority, Single                     12/00 at 103         Aaa           3,036,013
                 Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1988F, 7.875%, 12/01/21
                 (Alternative Minimum Tax)

        1,600   East Baton Rouge Mortgage Finance Authority, Single Family              10/07 at 102         Aaa           1,516,848
                 Mortgage Revenue Refunding Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1996C-1,
                 5.750%, 10/01/26

        5,035   East Baton Rouge Mortgage Finance Authority, Single Family              10/07 at 102         Aaa           4,843,167
                 Mortgage Revenue Refunding Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1997B-1,
                 5.750%, 10/01/26

        3,825   Parish of Jefferson Home Mortgage Authority (Louisiana),                12/00 at 103         Aaa           3,918,368
                 GNMA Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1989A, 7.875%, 12/01/21 (Alternative Minimum Tax)

       35,700   Louisiana Stadium and Exposition District, Hotel Occupancy               7/06 at 102         AAA          37,504,278
                 Tax Bonds, Series 1996, 5.750%, 7/01/26 (Pre-refunded
                 to 7/01/06)

        5,630   New Orleans Housing Development Corporation, Multifamily                 6/03 at 100         AAA           5,847,825
                 Housing Revenue Refunding Bonds, Series 1990A (Curran
                 Place Apartments/Fannie Mae Collateralized), 7.700%, 8/01/23

        6,500   City of Shreveport, State of Louisiana, Water and Sewer Revenue          6/03 at 103         AAA           6,638,190
                 Bonds, 1986 Series A, 5.950%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.7%

        9,000   Maine State Housing Authority, Mortgage Purchase Bonds,                  2/04 at 102          AA           8,558,730
                 1994 Series A, 5.700%, 11/15/26


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.2%

        7,475   Housing Opportunities Commission of Montgomery County                    7/04 at 102         Aaa           7,515,963
                 (Montgomery County, Maryland), Multifamily Housing Revenue
                 Bonds, 1994 Series A, 6.250%, 7/01/28

        7,090   City of Takoma Park, Maryland, Hospital Facilities Refunding            No Opt. Call         AAA           7,815,662
                 and Improvement Revenue Bonds (Washington Adventist
                 Hospital), Series 1995, 6.500%, 9/01/12


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.7%

       10,065   City of Boston, Massachusetts, Revenue Bonds, Boston City                8/00 at 102         Aaa          10,335,044
                 Hospital (FHA-Insured Mortgage), Series A, 7.625%, 2/15/21
                 (Pre-refunded to 8/15/00)

       14,375   Massachusetts Bay Transportation Authority, General Transportation       3/01 at 102         AAA          15,067,731
                 System Bonds, 1990 Series B, 7.875%, 3/01/21
                 (Pre-refunded to 3/01/01)

        2,280   Massachusetts Educational Financing Authority, Education Loan           12/10 at 101         AAA           2,276,990
                 Revenue and Refunding Bonds, Issue G, Series 2000A,
                 5.700%, 12/01/11 (Alternative Minimum Tax)

          390   Massachusetts Municipal Wholesale Electric Company,                     No Opt. Call        BBB+             431,556
                 Power Supply System Revenue Bonds, 1987 Series A,
                 8.750%, 7/01/18

                Massachusetts Development Finance Agency, Revenue Bonds,
                Northern Berkshire Community Services, Inc. Issue, 1999 Series A:
        1,750    6.250%, 8/15/19                                                         8/09 at 101           A           1,700,195
        3,725    6.250%, 8/15/25                                                         8/09 at 101           A           3,594,029

       10,100   Massachusetts Health and Educational Facilities Authority,               7/02 at 102         AAA          10,398,354
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

        1,420   Massachusetts Health and Educational Facilities Authority,               7/08 at 101         Aaa           1,129,525
                 Revenue Bonds, Southcoast Health System Obligated Group
                 Issue, Series A, 4.750%, 7/01/27

        2,840   Massachusetts Water Resources Authority, General Revenue                 3/03 at 100         AAA           2,491,873
                 Refunding Bonds, 1993 Series B, 5.000%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.6%

       17,000   School District of the City of Birmingham, County of Oakland,           11/07 at 100         AAA          14,090,960
                 State of Michigan, School Building and Site Bonds,
                 Series 1998, 4.750%, 11/01/24


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP) (continued)
                            April 30, 2000
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       9,500   City of Detroit, Michigan, Water Supply System Revenue                   7/07 at 101         AAA         $ 8,373,870
                 Senior Lien Bonds, Series 1997-A, 5.000%, 7/01/21

        4,185   Grand Rapids Housing Corporation, Multifamily Revenue Refunding          1/04 at 104         AAA           4,340,180
                 Bonds, Series 1992 (FHA-Insured Mortgage Loan - Section 8
                 Assisted Elderly Project), 7.375%, 7/15/41

        4,030   City of Hancock Hospital Finance Authority, FHA-Insured                  8/08 at 100         AAA           3,593,712
                 Mortgage Hospital Revenue Bonds (Portage Health System,
                 Inc.), Series 1998, 5.450%, 8/01/47

       15,000   Michigan Public Power Agency, Belle River Project Refunding              1/03 at 102         AAA          14,007,600
                 Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

        6,000   Michigan Strategic Fund, Limited Obligation Refunding                    9/09 at 102         AAA           5,547,420
                 Revenue Bonds (The Detroit Edison Company - Pollution Control
                 Bonds Project), Collateralized Series 1999A, 5.550%, 9/01/29
                 (Alternative Minimum Tax)

        8,425   Charter County of Wayne, Michigan, Detroit Metropolitan                 12/08 at 101         AAA           8,019,505
                 Wayne County Airport, Airport Revenue Bonds, Series 1998A,
                 5.250%, 12/01/13 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 3.8%

        7,020   The Dakota County Housing and Redevelopment Authority,                   4/04 at 102         AAA           7,200,765
                 Single Family Mortgage Revenue Bonds (Fannie Mae
                 Mortgage-Backed Securities Program), Series 1994A,
                 6.900%, 10/01/27 (Alternative Minimum Tax)

        2,000   Minnesota Housing Finance Agency, Single Family Mortgage                 7/09 at 100          AA           1,956,900
                 Bonds, 1999 Series H, 5.800%, 7/01/21

       23,655   The Housing and Redevelopment Authority of the City of                  11/15 at 103         AAA          26,998,398
                 Saint Paul, Minnesota, Sales Tax Revenue Refunding Bonds
                 (Civic Center Project), Series 1996, 7.100%, 11/01/23

                Housing and Redevelopment Authority of the City of Saint Paul,
                Minnesota, Single Family Mortgage Revenue Refunding Bonds
                (Middle Income Program, Phase II FNMA Mortgage-Backed Securities
                Program), Series 1995:
        1,775    6.400%, 3/01/21                                                         3/05 at 102                       1,816,180
        9,655    6.800%, 3/01/28                                                   3/05 at 102 19/32         Aaa          10,104,633


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.8%

        9,750   Mississippi Business Finance Corporation, Pollution Control             10/03 at 102        BBB-           8,460,660
                 Revenue Refunding Bonds (System Energy Resources, Inc.
                 Project), Series 1998, 5.875%, 4/01/22

        1,085   Mississippi Home Corporation, Single Family Mortgage Revenue             4/05 at 102         Aaa           1,096,935
                 Bonds, Series 1995B, 6.550%, 4/01/21
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.4%

        4,515   Missouri Housing Development Commission, Single Family                   5/00 at 100         AAA           4,520,283
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), 1988 Series A, 8.300%, 5/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.8%

        5,000   Montana Board of Housing, Single Family Mortgage Bonds,                 12/09 at 100         AA+           5,074,550
                 2000 Series A2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        5,000   Montana Higher Education Student Assistance Corporation,                12/08 at 101          A2           4,566,000
                 Student Loan Revenue Bonds, Subordinate Series 1998B,
                 5.500%, 12/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.9%

       10,505   State of Nevada, General Obligation Limited Tax Bonds                    5/06 at 101       AA***          11,060,399
                 (Nevada Municipal Bond Bank Project No. 52),
                 Series July 1 1996A, 6.000%, 5/15/21 (Pre-refunded to 5/15/06)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.0%

        1,400   New Jersey Health Care Facilities Financing Authority,                   7/09 at 101         AAA           1,293,152
                 Revenue Bonds, Meridian Health System Obligated Group
                 Issue, Series 1999, 5.375%, 7/01/24

        3,000   New Jersey Economic Development Authority, Transportation                5/09 at 100         AAA           2,852,640
                 Project Sublease Revenue Bonds (New Jersey Transit
                 Corporation - Light Rail Transit System Projects), 1999 Series
                 A and B, 5.250%, 5/01/17

        8,750   New Jersey Transportation Trust Fund Authority, Transportation           6/07 at 102          AA           8,333,150
                 System Bonds, 1996 Series B, 5.250%, 6/15/16

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK - 12.5%

$      14,000   Long Island Power Authority (New York), Electric System General         No Opt. Call         AAA         $ 3,326,540
                 Revenue Bonds, Series 2000A, 0.000%, 6/01/24 (WI)

            5   The City of New York, General Obligation Bonds,                      8/00 at 100 1/2          A-               5,073
                 Fiscal 1987 Series D, 8.500%, 8/01/08

                The City of New York, General Obligation Bonds, Fiscal 1992 Series C:
        7,910    6.625%, 8/01/14 (Pre-refunded to 8/01/02)                           8/02 at 101 1/2         AAA           8,325,671
           90    6.625%, 8/01/14                                                     8/02 at 101 1/2         AAA              94,492

       12,500   The City of New York, General Obligation Bonds, Fiscal                  No Opt. Call          A-          13,483,500
                 1997 Series A, 7.000%, 8/01/05

       16,295   The City of New York, General Obligation Bonds, Fiscal               2/06 at 101 1/2          A-          16,318,628
                 1996 Series F, 5.750%, 2/01/15

       20,650   New York City Municipal Water Finance Authority, Water and               6/06 at 101         AAA          20,251,662
                 Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        4,875   The City of New York Municipal Water Finance Authority,                  6/06 at 101         AAA           4,628,374
                 Water and Sewer System Revenue Bonds, Series A,
                 5.500%, 6/15/24

       10,000   New York City Municipal Water Finance Authority, Water and               6/09 at 101         Aa3           9,670,300
                 Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.750%, 6/15/30

        7,810   New York City Transitional Finance Authority, Future Tax Secured         8/09 at 101          AA           7,663,953
                 Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24

        2,250   Dormitory Authority of the State of New York, Lease Revenue              7/09 at 101         AAA           2,123,730
                 Bonds (State University Dormitory Facilities Issue),
                 Series 1999C, 5.500%, 7/01/29

        4,000   Dormitory Authority of the State of New York, State University           5/00 at 100           A           4,000,320
                 Educational Facilities Revenue Bonds, Series 1990B,
                 6.000%, 5/15/17

        2,070   Dormitory Authority of the State of New York, Insured Revenue            7/08 at 101         AAA           2,008,542
                 Bonds (853 Schools Program 1998 Issue 1), Gateway-Longview,
                 Inc. Insured Revenue Bonds, Series 1998A, 5.500%, 7/01/18

        4,600   Dormitory Authority of the State of New York, Mental Health              8/08 at 101         AAA           3,577,098
                 Services Facilities Improvement Revenue Bonds, Series 1998F,
                 4.500%, 8/15/28

       12,125   Dormitory Authority of the State of New York, Mental Health              2/09 at 101         AAA          10,337,290
                 Services Facilities Improvement Revenue Bonds,
                 Series 1999C, 4.750%, 8/15/19

       17,000   Dormitory Authority of the State of New York, City University            7/09 at 101         AAA          16,045,960
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1999 Series 1, 5.500%, 7/01/29

        3,000   Dormitory Authority of the State of New York, City University            1/08 at 102         AAA           2,774,640
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1997 Series 1, 5.375%, 7/01/24

        2,000   Dormitory Authority of the State of New York, Mental Health              2/06 at 102         AAA           1,842,960
                 Services Facilities Improvement Revenue Bonds,
                 Series 1996B, 5.375%, 2/15/26

                Dormitory Authority of the State of New York, Marymount
                Manhattan College Insured Revenue Bonds, Series 1999:
        1,580    6.375%, 7/01/13                                                         7/09 at 101          AA           1,674,531
        9,235    6.125%, 7/01/21                                                         7/09 at 101          AA           9,334,553

        4,000   New York State Medical Care Facilities Finance Agency,                   8/00 at 102          AA           4,086,280
                 St. Luke's-Roosevelt Hospital Center FHA-Insured Mortgage
                 Revenue Bonds, 1989 Series A, 7.375%, 2/15/19

       14,750   New York State Medical Care Facilities Finance Agency, Mental            2/04 at 102         AAA          14,411,930
                 Health Services Facilities Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.375%, 2/15/14
        3,400   Niagara Frontier Transportation Authority (Buffalo Niagara               4/09 at 101         AAA           3,232,448
                 International Airport), Airport Revenue Bonds, Series 1999A,
                 5.625%, 4/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.3%

        5,000   North Carolina Municipal Power Agency, Number 1 Catawba                  1/08 at 102         AAA           4,382,150
                 Electric Revenue Bonds, Series 1998A, 5.000%, 1/01/20


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.6%

        7,500   North Dakota Housing Finance Agency, Housing Finance Program             7/10 at 100         Aa3           7,641,600
                 Bonds, Home Mortgage Finance Program, 2000 Series A
                 Refunding, 6.500%, 1/01/31 (Alternative Minimum Tax)


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP) (continued)
                            April 30, 2000
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.4%

$      20,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                7/09 at 100         Aaa         $19,134,200
                 Bonds, 1999 Series C (Mortgage-Backed Securities Program),
                 5.750%, 9/01/30 (Alternative Minimum Tax)

                Ohio Water Development Authority, Solid Waste Disposal Revenue
                Bonds (Bay Shore Power Project), Convertible Series 1998B:
        4,000    5.875%, 9/01/20 (Alternative Minimum Tax)                               9/08 at 102         N/R           3,169,280
        8,800    6.625%, 9/01/20                                                         9/09 at 102         N/R           7,712,320


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.7%

        9,150   Port Saint Helens Pollution Control (Portland General Electric),        No Opt. Call          A3           8,404,733
                 1985-B Variable Rate Demand Bonds, 4.800%, 6/01/10


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.9%

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Guaranteed Water Revenue Bonds, Series of 1998:
        3,125    0.000%, 5/15/22                                                        No Opt. Call         AAA             814,969
        3,125    0.000%, 5/15/23                                                        No Opt. Call         AAA             765,063
        3,135    0.000%, 5/15/24                                                        No Opt. Call         AAA             720,360
        3,155    0.000%, 5/15/26                                                        No Opt. Call         AAA             639,897
        4,145    0.000%, 11/15/26                                                       No Opt. Call         AAA             815,322
        2,800    0.000%, 5/15/28                                                        No Opt. Call         AAA             500,500
        3,000    0.000%, 11/15/28                                                       No Opt. Call         AAA             519,330

       11,000   Delaware County Authority (Pennsylvania), Health System                 11/08 at 102         AAA           9,357,810
                 Revenue Bonds, Catholic Health East Issue, Series 1998A,
                 4.875%, 11/15/18

        4,500   Delaware County Industrial Development Authority (Pennsylvania),         1/08 at 102         BB-           3,921,840
                 Refunding Revenue Bonds, Series A 1997 (Resource
                 Recovery Facility), 6.200%, 7/01/19

        5,390   Pennsylvania Higher Educational Facilities Authority                    11/00 at 102        A***           5,586,196
                 (Commonwealth of Pennsylvania), Revenue Bonds (Thomas
                 Jefferson University-Jefferson Park Hospital), 1990 Series,
                 7.750%, 11/01/15  (Pre-refunded to 11/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.2%

       10,055   Greenville Hospital System, Board of Trustees, Hospital Revenue          5/06 at 102         AAA           8,977,003
                 Bonds (South Carolina), Series 1996B, 5.250%, 5/01/23

        6,925   State of South Carolina, General Obligation State Capital               10/09 at 101         AAA           5,786,599
                 Improvement Bonds, Series 1999A, 4.000%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.7%

                The Health and Educational Facilities Board of Johnson City,
                Tennessee, Hospital Revenue Refunding and Improvement Bonds,
                Series 1998C (Johnson City Medical Center Hospital):
        2,260    5.125%, 7/01/25 (Pre-refunded to 7/01/23)                               7/23 at 100         AAA           2,046,701
        1,740    5.125%, 7/01/25                                                         1/09 at 101         AAA           1,565,217

        1,700   Memphis-Shelby County Airport Authority (Tennessee), Airport             3/10 at 101         AAA           1,696,634
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/24
                 (Alternative Minimum Tax)

        7,020   The Health, Educational and Housing Facility Board of the City           1/03 at 103         AAA           7,160,611
                 of Memphis, Tennessee, Multifamily Mortgage Revenue
                 Refunding Bonds (Riverdale Plaza Apartments Project),
                 Series 1993, 6.350%, 7/20/28

        6,000   The Health and Educational Facilities Board of the Metropolitan         12/17 at 100         AAA           6,214,020
                 Government of Nashville and Davidson County (Tennessee),
                 Revenue Refunding and Improvement Bonds (Meharry Medical
                 College Project), Series 1996, 6.000%, 12/01/19

       15,000   Tennessee Housing Development Agency, Homeownership                      7/10 at 101          AA          15,280,350
                 Program Bonds, Issue 2000-1, 6.375%, 7/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.8%

       11,800   City of Austin, Texas, Combined Utility Systems Revenue                 11/02 at 100         AAA          11,820,296
                 Refunding Bonds, Series 1992, 5.750%, 11/15/16

        4,000   Bell County Health Facilities Development Corporation, Hospital          2/10 at 101         AAA           4,006,200
                 Revenue Bonds (Scott and White Memorial Hospital - Scott,
                 Sherwood and Brindley Foundation Project), Series 2000A,
                 6.125%, 8/15/23

       20,000   Dallas-Fort Worth International Airport Facility Improvement            11/00 at 102        Baa1          20,400,400
                 Corporation, American Airlines, Inc. Revenue Bonds,
                 Series 1990, 7.500%, 11/01/25 (Alternative Minimum Tax)

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       3,340   Fort Worth Housing Finance Corporation, Home Mortgage Revenue           10/01 at 103          Aa         $ 3,481,015
                 Refunding Bonds, Series 1991A, 8.500%, 10/01/11

        1,500   Harris County Health Facilities (Texas), Development Corporation,        7/09 at 101         AAA           1,360,665
                 Revenue Bonds (CHRISTUS Health), Series 1999A, 5.375%, 7/01/24

          555   Hidalgo County Housing Finance Corporation (Florida), Single             4/04 at 102         Aaa             564,418
                 Family Mortgage Revenue Bonds (GNMA and FNMA
                 Collateralized), Series 1994A, 6.750%, 10/01/15
                 (Alternative Minimum Tax)

        3,885   Houston Independent School District Public Facility Corporation         No Opt. Call         AAA           1,203,301
                 (Harris County, Texas), Lease RevenueBonds (Cesar E. Chavez
                 High School), Series 1998A, 0.000%, 9/15/19

                City of Houston, Texas, Water and Sewer System, Junior Lien
                Revenue Refunding Bonds, Series 1998A:
       28,500    0.000%, 12/01/24                                                       No Opt. Call         AAA           6,334,410
       49,015    0.000%, 12/01/27                                                       No Opt. Call         AAA           9,022,191

        1,690   City of Laredo, Texas (Webb County), Combination Tax and                 2/08 at 100         AAA           1,399,523
                 Sewer System Revenue Certificates of Obligation,
                 Series 1998A, 4.500%, 2/15/18

                Leander Independent School District (Williamson and Travis
                Counties, Texas), Unlimited Tax School Building and Refunding
                Bonds, Series 1998:
        4,930    0.000%, 8/15/20                                                    8/06 at 46 15/32         AAA           1,424,819
        3,705    0.000%, 8/15/22                                                     8/06 at 41 5/16         AAA             935,290

        1,825   The Lubbock Housing Finance Corporation (Texas), Single                  6/07 at 102         AAA           1,834,344
                 Family Mortgage Revenue Refunding Bonds (GNMA
                 Mortgage-Backed Securities Program), Series 1997A,
                 6.125%, 12/01/17

        6,050   City of San Antonio, Texas, Electric and Gas Systems Revenue             2/09 at 100         Aa1           4,915,383
                 Refunding Bonds, New Series 1998A, 4.500%, 2/01/21

        4,500   Texas Water Development Board, State Revolving Fund, Senior              7/09 at 100         AAA           4,333,365
                 Lien Revenue Bonds, Program Series 1999A, 5.500%, 7/15/21


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.0%

       13,000   Utah County, Utah, Hospital Revenue Bonds, Series 1997 (IHC              8/07 at 101         AAA          11,712,610
                 Health Services, Inc.), 5.250%, 8/15/21

        1,100   Utah Housing Finance Agency, Single Family Mortgage Bonds,               1/10 at 100          AA           1,093,741
                 2000 Issue B (Federally Insured or Guaranteed Mortgage
                 Loans), 6.250%, 7/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.9%

       10,695   Vermont Housing Finance Agency, Single Family Housing Bonds,            11/04 at 102          A+          11,020,663
                 Series 5, 7.000%, 11/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 2.5%

       12,235   Public Utility District No. 1 of Chelan County, Washington,             No Opt. Call         AAA           2,493,615
                 Columbia River-Rock Island Hydro-Electric System Revenue
                 Refunding Bonds, Series 1997A, 0.000%, 6/01/26

        2,815   Grant County Public Utility District 2, Wanapum Hydro-Electric           1/06 at 102         AAA           2,693,308
                 Revenue Bonds, Series 1997A, Master Lease Program,
                 5.625%, 1/01/26

        5,000   Washington State Housing Finance Commission, Nonprofit                   7/09 at 101          AA           4,852,250
                 Housing Revenue Bonds (The Kline Galland Center Project),
                 Series 1999, 6.000%, 7/01/29

       16,000   Washington Public Power Supply System, Nuclear Project No. 1             7/03 at 102         AAA          15,783,200
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

        1,560   Washington Public Power Supply System, Nuclear Project No. 2            No Opt. Call         Aaa           1,655,800
                 Revenue Bonds, Series 1981A, 14.375%, 7/01/01

        4,000   Washington Public Power Supply System, Nuclear Project No. 3             7/03 at 102         Aa1           3,895,960
                 Refunding Revenue Bonds, Series 1993B, 5.700%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.2%

        2,105   West Virginia Housing Development Fund, Housing Finance Bonds,           5/02 at 102         AAA           2,151,057
                 1992 Series C, 7.200%, 11/01/18 (Alternative Minimum Tax)

          880   West Virginia Housing Development Fund, Housing Finance Bonds,           5/02 at 102         AAA             899,254
                 1992 Series B, 7.200%, 11/01/20 (Alternative Minimum Tax)


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP) (continued)
                            April 30, 2000
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.1%

$       8,900   Wisconsin Health and Educational Facilities Authority, Revenue           8/03 at 102         AAA         $ 7,889,223
                 Bonds, Series 1993 (Aurora Health Care Obligated Group),
                 5.250%, 8/15/23

       12,400   Wisconsin Health and Educational Facilities Authority, Revenue           2/10 at 101          AA          12,292,240
                 Bonds, Series 1999 (Marshfield Clinic), 6.250%, 2/15/29

        7,490   Wisconsin Health and Educational Facilities Authority, Revenue           7/08 at 103         N/R           6,728,192
                 Bonds, Series 1998 (Agnesian Healthcare, Inc.), 6.100%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$   1,546,135   Total Investments - (cost $1,249,688,440) - 97.5%                                                      1,233,609,331
=============   --------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.8%

$      10,000   Sweetwater County, Wyoming, Pollution Control Revenue Bonds                                 A-1+          10,000,000
=============   (Pacificorp Project), Series 1984, Variable Rate Demand
                 Bonds, 5.850%, 12/01/14+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      21,919,858
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,265,529,189
                ====================================================================================================================


         * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

        ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

       *** Securities are backed by an escrow or trust containing sufficient
           U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

       N/R Investment is not rated.

      (WI) Security purchased on a when-issued basis.

        + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
                            April 30, 2000
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 1.9%

$      15,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement             2/09 at 101         AAA         $13,451,550
                 Warrants, Series 1999-A, 5.375%, 2/01/36

        5,075   The Health Care Authority of Lauderdale County and the City              7/09 at 101         AAA           4,454,531
                 of Florence, Alabama, Series 1999-A Bonds, Coffee
                 Health Group, 5.250%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.8%

        5,000   Alaska Energy Authority, Power Revenue Refunding Bonds,                  7/09 at 101         AAA           4,342,500
                 Third Series (Bradley Hydroelectric Project), 5.000%, 7/01/21

        3,700   Alaska Housing Finance Corporation, General Housing                     12/02 at 102      Aa2***           3,799,604
                 Purpose Bonds, 1992 Series A, 6.600%, 12/01/23
                 (Pre-refunded to 12/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 7.3%

        5,000   California Health Facilities Financing Authority, Kaiser                10/08 at 101           A           4,227,100
                 Permanente, Revenue Bonds, Series 1998B, 5.000%, 10/01/18

        7,500   California Statewide Communities Development Authority,                  4/09 at 101         BBB           6,075,675
                 Certificates of Participation, The Internext Group, 5.375%, 4/01/30

        7,535   County of Contra Costa, California, 1989 Home Mortgage                  No Opt. Call         AAA           9,119,611
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 7.750%, 5/01/22 (Alternative Minimum Tax)

                City of Duarte, California, Certificates of Participation, City
                of Hope National Medical Center, Series 1999A:
        1,800    5.000%, 4/01/13                                                         4/09 at 101        BBB+           1,517,868
        5,000    5.250%, 4/01/31                                                         4/09 at 101        BBB+           4,075,200

        8,455   Department of Water and Power of the City of Los Angeles,               11/03 at 102         Aa3           7,208,902
                 California, Electric Plant Refunding Revenue Bonds,
                 Second Issue of 1993, 4.750%, 11/15/19

       14,490   Palm Desert Financing Authority, Tax Allocation Revenue Bonds            8/02 at 102         AAA          14,666,633
                 (Project Area No. 2), 1992 Series A, 6.125%, 8/01/22

        5,000   Community Redevelopment Agency of the City of Palmdale,                 No Opt. Call         AAA           5,901,100
                 California, Residential Mortgage Revenue Refunding Bonds,
                 Series 1991-B, 7.375%, 2/01/12

        5,000   Community Redevelopment Agency of the City of Palmdale,                 No Opt. Call         AAA           6,233,800
                 California, Single Family Mortgage Revenue Bonds,
                 Series 1986A Restructured, 8.000%, 3/01/16
                 (Alternative Minimum Tax)

        9,315   City of Perris, California, Single Family Mortgage Revenue              No Opt. Call         AAA          11,267,797
                 Bonds (GNMA Mortgage-Backed Securities), 1989 Series A,
                 7.600%, 1/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 1.9%

        9,000   Colorado Health Facilities Authority, Revenue Bonds,                     7/06 at 102           A           8,036,010
                 1994 Series A (Kaiser Permanente), Remarketed,
                 5.350%, 11/01/16

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1990A:
          815    8.500%, 11/15/23 (Alternative Minimum Tax)                             11/00 at 102         Aaa             848,708
                 (Pre-refunded to 11/15/00)
        8,575    8.500%, 11/15/23 (Alternative Minimum Tax)                             11/00 at 102        BBB+           8,884,215


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.8%

        7,880   City of Bridgeport, Connecticut, General Obligation Bonds,               7/10 at 101         AAA           8,088,662
                 2000 Series A, 6.000%, 7/15/17

------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.3%

        6,585   District of Columbia Housing Finance Agency, Collateralized             12/04 at 103         AAA           6,629,712
                 Single Family Mortgage Revenue Bonds, Series 1988F-1,
                 6.375%, 6/01/26 (Alternative Minimum Tax)

        6,260   District of Columbia Housing Finance Agency, Single Family               6/07 at 102         AAA           6,058,303
                 Revenue Bonds, Series 1997-B, 5.900%, 12/01/28
                 (Alternative Minimum Tax)

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA) (continued)
                            April 30, 2000
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.0%

$      10,990   City of Tampa, Florida, Allegany Health System Revenue Bonds,           12/03 at 102         AAA         $ 9,944,302
                 St. Mary's Hospital, Inc. Issue, Series 1993, 5.125%, 12/01/23


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.1%

       10,260   Georgia Housing and Finance Authority, Single Family Mortgage            3/10 at 100         AAA          10,488,182
                 Bonds, 2000 Series A2, 6.450%, 12/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.4%

        3,750   Housing Finance and Development Corporation (State                       7/07 at 102         Aa1           3,481,163
                 of Hawaii), Single Family Mortgage Purchase Revenue
                 Bonds, 1997 Series A, 5.750%, 7/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 5.7%

        5,865   City of Chicago (Illinois), General Obligation Bonds (Neighborhoods      7/10 at 101         AAA           6,186,226
                 Alive 21 Program), Series 2000A, 6.500%, 1/01/35

        4,000   Chicago School Reform Board of Trustees of the Board of                 12/07 at 102         AAA           3,931,120
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1997, 5.750%, 12/01/20

       12,500   Chicago School Reform Board of Trustees of the Board of                 12/07 at 102         AAA          11,113,625
                 Education of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds (Dedicated Tax Revenues), Series 1997A,
                 5.250%, 12/01/27

        5,000   City of Chicago (Illinois), Second Lien Wastewater Transmission          1/08 at 102         AAA           4,444,050
                 Revenue Bonds, Series 1997, 5.250%, 1/01/28

        5,000   The County of Cook, Illinois, General Obligation Capital                11/09 at 101         AAA           4,264,000
                 Improvement Bonds, Series 1999A, 5.000%, 11/15/28

       10,115   Illinois Health Facilities Authority, Revenue Refunding Bonds,          11/06 at 102         AAA          10,278,357
                 Series 1996A (Rush-Presbyterian-St. Luke's Medical
                 Center Obligated Group), 6.250%, 11/15/20

       12,455   Metropolitan Pier and Exposition Authority (Illinois), McCormick        12/09 at 101         AAA          11,788,159
                 Place Expansion Project Bonds, Series 1999A,
                 5.500%, 12/15/24

        2,500   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA           2,929,950
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1990A, 7.200%, 11/01/20


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.6%

        7,425   Fort Wayne International Airport Building Corporation, Airport           1/04 at 101          Aa           7,440,741
                 Improvement Bonds, Series 1994, Fort Wayne, Indiana,
                 5.900%, 1/01/14 (Alternative Minimum Tax)

        9,000   Indiana Health Facility Financing Authority, Hospital Revenue            5/06 at 102         AAA           8,662,320
                 Refunding and Improvement Bonds, Series 1995 (Community
                 Hospitals Projects), 5.700%, 5/15/22

        6,075   LaGrange County Jail Building Corporation, First Mortgage               10/09 at 101          A3           5,480,744
                 Jail Bonds, Series 1998 (LaGrange County, Indiana),
                 5.400%, 10/01/21

        3,215   Mooresville Consolidated School Building Corporation,                    1/04 at 102        A***           3,409,958
                 First Mortgage Bonds, Series 1994B (Morgan County,
                 Indiana), 6.400%, 7/15/15 (Pre-refunded to 1/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.8%

        4,035   Iowa Finance Authority, Single Family Mortgage Bonds,                    1/05 at 102         AAA           4,075,834
                 1995 Series C, 6.450%, 1/01/24

        3,500   City of Marshalltown, Iowa, Pollution Control Revenue Refunding         11/03 at 102         AAA           3,262,245
                 Bonds (Iowa Electric Light and Power Company Project),
                 Series 1993, 5.500%, 11/01/23


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.5%

        7,500   City of Ashland, Kentucky, Pollution Control Revenue Refunding          No Opt. Call        Baa2           7,402,650
                 Bonds (Ashland, Inc. Project), Series 1999, 5.700%, 11/01/09

        5,500   Louisville and Jefferson County Metropolitan Sewer District              5/07 at 101         AAA           4,992,790
                 (Commonwealth of Kentucky), Sewer and Drainage System
                 Revenue Bonds, Series 1997A, 5.250%, 5/15/27

       12,750   Louisville and Jefferson County Metropolitan Sewer District             11/07 at 101         AAA          11,497,185
                 (Commonwealth of Kentucky), Sewer and Drainage System
                 Revenue Bonds, Series 1997B, 5.200%, 5/15/25


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.3%

       13,500   Parish of De Soto, State of Louisiana Pollution Control Revenue          9/09 at 102         AAA          13,149,000
                 Refunding Bonds (Cleco Utility Group, Inc. Project),
                 Series 1999, 5.875%, 9/01/29

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                LOUISIANA (continued)

$       3,235   Parish of Jefferson, Louisiana, Home Mortgage Authority,                No Opt. Call         AAA         $ 3,213,520
                 Tax-Exempt Agency Mortgage-Backed Securities,
                 Series 1995A, 5.900%, 12/01/16 (Alternative Minimum Tax)

        2,970   Louisiana Stadium and Exposition District, Hotel Occupancy               7/09 at 102         AAA           2,560,853
                 Tax Refunding Bonds, Series 1998B, 5.000%, 7/01/26

       10,000   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call         BBB          12,626,800
                 Revenue Bonds (Comm-Care Corporation Project),
                 Series 1994, 11.000%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.5%

        7,255   Massachusetts Health and Educational Facilities Authority, Revenue       7/00 at 102         AAA           7,443,267
                 Bonds, Emerson Hospital Issue, Series C,
                 8.000%, 7/01/18 (Pre-refunded to 7/01/00)

        7,000   Massachusetts Health and Educational Facilities Authority,               1/09 at 101         AAA           5,845,000
                 Revenue Bonds, Brandeis University Issue, Series I,
                 5.000%, 7/01/28

       10,300   Massachusetts Industrial Finance Agency, Resource Recovery               7/01 at 103         N/R          10,926,961
                 Revenue Bonds (SEMASS Project), Series 1991A,
                 9.000%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 0.3%

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue              8/08 at 101        BBB-           2,850,520
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/28


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.8%

                Minneapolis/Saint Paul Housing Finance Board, Single Family
                Mortgage Revenue Bonds (Minneapolis/Saint Paul Family Housing
                Program, Phase VIII), Series 1990A:
          360    7.750%, 8/01/10 (Alternative Minimum Tax)                           8/00 at 101 1/2          AA             366,098
        2,050    8.000%, 2/01/23 (Alternative Minimum Tax)                           8/00 at 101 1/2          AA           2,086,408

        3,200   Minneapolis Community Development Agency, Limited Tax                    6/00 at 101          A-           3,241,472
                 Supported Development Revenue Bonds, Common Bond
                 Fund Series 1988-1, 8.750%, 12/01/17
                 (Alternative Minimum Tax)

        2,340   Minneapolis Community Development Agency, Limited Tax                    6/00 at 102          A-           2,390,006
                 Supported Development Revenue Bonds, Common Bond Fund
                 Series 1989-1, 8.250%, 6/01/19 (Alternative Minimum Tax)

        9,155   Minnesota Housing Finance Agency, Single Family Mortgage                 7/09 at 100         AA+           9,127,627
                 Bonds, 2000 Series C, 5.550%, 7/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.4%

        5,155   Coahoma-Clarksdale Housing Development Corporation,                      8/03 at 100         AAA           5,348,983
                 1990 Multifamily Mortgage Revenue Refunding Bonds
                 (Gooden Estates and McLaurin Arms Project), Series B,
                 8.000%, 8/01/24

        1,565   Greenwood-Leflore Housing Development Corporation,                       2/01 at 100         AA-           1,575,423
                 1990 Multifamily Mortgage Revenue RefundingBonds
                 (Ivory Apartment Project), Series D, 7.950%, 2/01/22

        2,580   Greenwood-Leflore Housing Development Corporation,                       8/01 at 100         AA-           2,608,303
                 1990 Multifamily Mortgage Revenue Refunding Bonds
                 (Bishop Apartment Project), Series B, 7.950%, 8/01/22

        2,620   Greenwood-Leflore Housing Development Corporation,                       6/02 at 100         AA-           2,671,457
                 1990 Multifamily Mortgage Revenue Refunding Bonds
                 (Jones Apartment Projects), Series C, 7.950%, 8/01/22

        1,645   Greenwood-Leflore Housing Development Corporation,                       3/02 at 100         AA-           1,673,590
                 1990 Multifamily Mortgage Revenue Refunding Bonds
                 (McNeace Apartment Projects), Series A, 7.950%, 8/01/22


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

        2,500   Missouri Housing Development Commission, Single Family                   9/09 at 102         AAA           2,732,475
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 2000 Series A-1, 7.500%, 3/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 2.4%

       15,585   Montana Board Of Housing, Single Family Program Bonds,                  12/05 at 102         AA+          15,779,813
                 1995 Series B (Federally Insured or Guaranteed Mortgage
                 Loan), 6.400%, 12/01/27 (Alternative Minimum Tax)

        7,350   Montana Board of Housing, Single Family Program Bonds,               6/07 at 101 1/2         AA+           7,172,865
                 1997 Series A, 6.050%, 12/01/37


                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA) (continued)
                            April 30, 2000
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEVADA - 1.7%

$       7,500   Clark County, Nevada, Airport System Subordinate Lien Revenue            7/10 at 101         AAA         $ 7,538,700
                 Bonds, Series 1999A, 6.000%, 7/01/29

        5,000   Las Vegas Convention and Visitors Authority, Nevada, Revenue             7/09 at 101         AAA           5,063,700
                 Bonds, Series 1999, 5.500%, 7/01/10

        4,500   Nevada Housing Division, Single Family Mortgage Bonds,                   4/07 at 102         Aaa           4,172,220
                 1997 Series C-2 Senior Bonds, 5.750%, 4/01/29
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.1%

        2,940   Business Finance Authority of the State of New Hampshire,               12/04 at 102         AAA           3,023,378
                 Water Facility Revenue Bonds (Pennichuck Water Works,
                 Inc.), 1994 Issue, Series A, 6.350%, 12/01/19

        1,860   Business Finance Authority of the State of New Hampshire,               12/04 at 102         AAA           1,939,441
                 Water Facility Revenue Bonds (Pennichuck Water Works, Inc.),
                 Series B, 6.450%, 12/01/16 (Alternative Minimum Tax)

        3,375   New Hampshire Housing Finance Authority, Single Family                   7/00 at 101         Aa3           3,445,976
                 Residential Mortgage Bonds, 1989 Series A,
                 7.900%, 7/01/22 (Alternative Minimum Tax)

        2,120   New Hampshire Housing Finance Authority, Single Family                   7/00 at 102         Aa3           2,165,410
                 Residential Mortgage Bonds, 1990 Series A,
                 7.950%, 7/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.0%

        8,750   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                  No Opt. Call         AAA           9,635,150
                 Series 1991C, 6.500%, 1/01/16


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.3%

        6,000   Long Island Power Authority (New York), Electric System General         No Opt. Call         AAA           6,137,700
                 Revenue Bonds, Series 1998A, 5.500%, 12/01/06

        8,000   The City of New York, General Obligation Bonds,                         No Opt. Call          A-           8,978,640
                 Fiscal 1991 Series B, 9.500%, 6/01/03

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
           95    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                            10/07 at 101       A-***             100,691
        9,905    6.000%, 10/15/26                                                       10/07 at 101          A-           9,872,115

        5,000   The City of New York, General Obligation Bonds, Fiscal                   3/09 at 101          A-           4,670,050
                 1999 Series H, 5.250%, 3/15/16

        5,685   The City of New York, General Obligation Bonds, Fiscal                   4/09 at 101          A-           4,947,883
                 1999 Series I, 5.000%, 4/15/20

        9,750   New York City Municipal Water Finance Authority, Water and               6/09 at 101         AAA           9,541,935
                 Sewer System Revenue Bonds, Fiscal 2000 Series A,
                 5.750%, 6/15/31

        5,000   New York City Municipal Water Finance Authority, Water                   6/07 at 101         AAA           4,878,850
                 and Sewer System Revenue Bonds, Fiscal 1997 Series B,
                 5.750%, 6/15/29

       10,000   New York City Transitional Finance Authority, Future Tax Secured         5/10 at 101          AA          10,072,100
                 Bonds, Fiscal 2000 Series B, 6.000%, 11/15/29

        8,850   New York City Industrial Development Agency, Special Facility           12/08 at 102           A           7,421,345
                 Revenue Bonds, Series 1998 (1998 British Airways PLC Project),
                 5.250%, 12/01/32 (Alternative Minimum Tax)

        7,360   Dormitory Authority of the State of New York, Mental                     2/07 at 102           A           6,937,978
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 1997B, 5.625%, 2/15/21

        3,655   Dormitory Authority of the State of New York, State University           5/08 at 101           A           3,161,063
                 Educational Facilities Revenue Bonds, Series 1997,
                 5.125%, 5/15/27

                New York State Housing Finance Agency, Health Facilities Revenue
                Bonds (New York City), 1990 Series A Refunding:
       16,315    8.000%, 11/01/08 (Pre-refunded to 11/01/00)                            11/00 at 102         AAA          16,929,097
        2,970    8.000%, 11/01/08                                                       11/00 at 102        BBB+           3,043,389

        5,000   New York State Urban Development Corporation, Correctional               1/09 at 101         AAA           5,037,800
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        5,000   Suffolk County Industrial Development Agency, Solid Waste               No Opt. Call         AAA           5,212,450
                 Disposal Facility Revenue Bonds (Ogden Martin Systems of
                 Huntington - Limited Partnership Resource Recovery Facility),
                 Series 1999, 5.950%, 10/01/09 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.4%

       12,715   North Carolina Eastern Municipal Power Agency, Power System              1/03 at 100         AAA          12,329,481
                 Revenue Bonds, Refunding Series 1993 B, 5.500%, 1/01/17

       10,970   North Carolina Housing Finance Agency, Home Ownership                    7/09 at 100          AA          11,029,567
                 Revenue Bonds, Series 7-A (1998 Trust Agreement),
                 6.250%, 1/01/29 (Alternative Minimum Tax)

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.3%

$       6,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds (University             7/09 at 101         AAA         $ 5,621,160
                 Hospitals Health System, Inc.), Series 1999B, 5.500%, 1/15/30

        5,000   County of Montgomery, Ohio, Hospital Facilities Revenue Bonds,           4/10 at 101        BBB+           4,788,150
                 Series 1999 (Kettering Medical Center Network Obligated
                 Group), 6.750%, 4/01/18

       13,000   Ohio Air Quality Development Authority, State of Ohio, Pollution        12/04 at 100        Baa3          12,842,440
                 Control Revenue Refunding Bonds, Series 1999-C (Ohio Edison
                 Company Project), 5.800%, 6/01/16

        9,000   State of Ohio, Turnpike Revenue Bonds, 1998 Series A, Issued            No Opt. Call         AAA           8,703,720
                 by the Ohio Turnpike Commission, 5.500%, 2/15/24


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 3.1%

       10,480   Central Oklahoma Transportation and Parking Authority                    7/06 at 100         AAA           9,926,761
                 (Oklahoma City, Oklahoma), Parking System Revenue and
                 Refunding Bonds, Series 1996, 5.250%, 7/01/16

          790   Cleveland County Home Loan Authority (Oklahoma), Single                  8/01 at 102          A1             817,713
                 Family Mortgage Revenue Refunding Bonds, Series 1992,
                 8.375%, 2/01/12

        5,000   Oklahoma Industries Authority, Health System Revenue                     8/09 at 101         AAA           4,791,500
                 and Refunding Bonds, Rhode Island Health and Educational
                 Building Corporation, Hospital Financing Revenue Bonds,
                 Lifespan Obligated Group Issue, Series 1996, 5.750%, 8/15/29

       13,615   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,            6/01 at 102        Baa1          13,966,131
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.3%

        9,000   Beaver County Industrial Development Authority, Pennsylvania,            6/04 at 100        Baa3           8,509,860
                 Pollution Control Revenue Refunding Bonds, Series 1999-A
                 (Ohio Edison Company Project), 4.650%, 6/01/33
                 (Mandatory put 6/01/04)

        3,000   Pennsylvania Economic Development Finance Authority,                     6/09 at 102        BBB+           2,744,910
                 Solid Waste Disposal Revenue Bonds (USG Corporation Project),
                 Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)

        3,500   Pennsylvania Housing Finance Agency, Rental Housing Refunding            7/03 at 102         AAA           3,415,265
                 Bonds, Issue 1993, 5.800%, 7/01/18

        6,000   City of Philadelphia, Pennsylvania, Water and Wastewater                 6/03 at 100         AAA           5,492,220
                 Revenue Bonds, Series 1993, 5.000%, 6/15/16

        4,545   Venango Housing Corporation, Multifamily Mortgage Revenue                2/03 at 100         AAA           4,672,442
                 Refunding Bonds (FHA-Insured  Arbors Project),
                 1990 Series A, 8.000%, 2/01/24

        6,750   Washington County Authority, Washington County,                         No Opt. Call         AAA           6,893,640
                 Pennsylvania, Capital Funding Revenue Bonds (Capital Projects
                 and Equipment Acquisition Program), Series of 1999,
                 6.150%, 12/01/29


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.7%

        6,000   Rhode Island Convention Center Authority, Refunding Revenue              5/04 at 102         AAA           5,165,520
                 Bonds, 1993 Series C, 5.000%, 5/15/23

                The Housing Authority of the City of Providence, Rhode Island,
                Multifamily Mortgage Revenue Bonds (FHA-Insured Mortgage Loan -
                Cathedral Square Apartments II Project), 1992 Series:
          435    7.375%, 4/01/10 (Alternative Minimum Tax)                               4/02 at 105         AAA             463,145
        1,060    7.400%, 4/01/20 (Alternative Minimum Tax)                               4/02 at 105         AAA           1,123,939
        3,050    7.500%, 10/01/32 (Alternative Minimum Tax)                              4/02 at 105         AAA           3,249,928

        3,800   Rhode Island Housing and Mortgage Finance Corporation,                  10/00 at 102         AA+           3,875,506
                 Homeownership Opportunity Bonds, Series 2, 7.750%, 4/01/22

       12,250   Rhode Island Health and Educational Building Corporation,                5/07 at 102         AAA          11,801,038
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group
                 Issue, Series 1996, 5.500%, 5/15/16


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.6%

        5,000   Piedmont Municipal Power Agency (South Carolina), Electric               1/09 at 101        BBB-           4,083,750
                 Revenue Bonds, 1999A Refunding Series, 5.250%, 1/01/21

        2,400   South Carolina Public Service Authority, Revenue Bonds,                  1/03 at 102         AAA           2,058,456
                 1993 Refunding Series C, 5.000%, 1/01/25


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.8%

       14,385   The Health and Educational Facilities Board of the Metropolitan         11/09 at 101         AAA          14,093,991
                 Government of Nashville and Davidson County, Tennessee,
                 Revenue Bonds (Ascension Health Credit Group),
                 Series 1999A, 5.875%, 11/15/28

        3,210   Tennessee Housing Development Agency, Mortgage Finance                   7/04 at 102          AA           3,282,225
                 Program Bonds, 1994 Series A, 6.900%, 7/01/25
                 (Alternative Minimum Tax)

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA) (continued)
                            April 30, 2000
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 9.7%

$       5,000   Brazos River Authority (Texas), Pollution Control Revenue Refunding      4/08 at 102          A3         $ 4,253,900
                 Bonds (Texas Utilities Electric Company Project), Series 1995C,
                 5.550%, 6/01/30 (Alternative Minimum Tax)

        7,000   Brazos River Authority (Texas), Pollution Control Revenue Refunding      5/08 at 102         AAA           6,423,270
                 Bonds (Texas Utilities Electric Company Project), Series 1998A,
                 5.550%, 5/01/33 (Alternative Minimum Tax)

        6,000   Brazos River Authority (Texas), Revenue Refunding Bonds                 No Opt. Call         AAA           5,267,520
                 (Houston Lighting and Power Company Project), Series 1998,
                 5.050%, 11/01/18 (Alternative Minimum Tax)

        4,925   The Cameron County Housing Finance Corporation, Single Family            9/02 at 103         AAA           5,003,603
                 Mortgage Revenue Refunding Bonds (GNMA and FNMA
                 Mortgage-Backed Securities Program), Series 1992,
                 6.750%, 3/01/26

        7,500   Dallas-Fort Worth International Airport Facility, Improvement           11/09 at 101        Baa1           7,152,975
                 Corporation American Airlines, Inc. Revenue Bonds,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

        3,000   El Paso Housing Finance Corporation, Multifamily Housing                 7/00 at 103         AAA           3,092,250
                 Revenue Refunding Bonds (Las Flores Development Company
                 Project), Series 1990A, 7.500%, 3/20/25

        8,400   Gulf Coast Waste Disposal Authority (Texas), Waste Disposal              4/09 at 101        BBB-           7,022,148
                 Revenue Bonds (Valero Energy Corporation Project),
                 Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)

        4,000   Harris County Health Facilities Development Corporation                 10/09 at 101          AA           3,466,840
                 (Texas Children's Hospital Project), Series 1999A, Hospital
                 Revenue Bonds, 5.250%, 10/01/29

       10,000   Harris County Health Facilities Development Corporation,                 5/06 at 102         AAA          10,060,000
                 Special Facilities Revenue Bonds (Texas Medical Center Project),
                 Series 1996, 5.900%, 5/15/16

        4,500   City of Houston, Texas, Airport System Subordinate Lien Revenue          7/08 at 100         AAA           3,808,305
                 Bonds, Series 1998B, 5.000%, 7/01/25 (Alternative Minimum Tax)

                City of Houston, Texas, Water Conveyance System Contract,
                Certificates of Participation, Series 1993 A-J:
        5,490    6.800%, 12/15/10                                                       No Opt. Call         AAA           6,091,430
        2,000    6.800%, 12/15/11                                                       No Opt. Call         AAA           2,234,000

        8,805   Matagorda County Navigation District Number One (Texas),                 5/09 at 101        Baa1           7,888,223
                 Revenue Refunding Bonds (Reliant Energy, Inc. Project),
                 Series 1999B, 5.950%, 5/01/30

        7,500   Sabine River Authority of Texas (Texas Utilities Electric Company        8/00 at 102        BBB+           7,662,225
                 Project), Series 1990A, 8.125%, 2/01/20 (Alternative Minimum Tax)

        4,000   State of Texas, General Obligation Bonds, Water Financial                8/09 at 100         Aa1           3,757,120
                 Assistance Bonds, Series 1999C (State Participation
                 Program), 5.500%, 8/01/35

        6,500   Travis County Health Facilities Development Corporation, Revenue        11/00 at 101         AAA           6,359,340
                 Bonds (Ascension Health Credit Group), Series 1999A,
                 5.875%, 11/15/24

                The Wood Glen Housing Finance Corporation, Mortgage Revenue
                Refunding Bonds, Series 1990C (FHA-Insured Mortgage Loan -
                Section 8 Assisted Copperwood II Project):
        1,150    7.625%, 1/01/10                                                         7/00 at 103         AAA           1,186,023
        1,250    7.650%, 7/01/23                                                         7/00 at 103         AAA           1,285,225


------------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 0.6%

        6,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin          No Opt. Call        BBB-           5,918,400
                 Islands Gross Receipts Taxes Loan Note), Series 1999A,
                 5.625%, 10/01/10


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.8%

        8,130   Capital Region Airport Commission, Richmond (Virginia),                  7/05 at 102         AAA           7,966,099
                 International Airport Projects, Airport Revenue Bonds,
                 Series 1995A, 5.625%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 8.0%

       19,295   Port of Seattle (Washington), Special Facility Revenue Bonds             3/10 at 101         AAA          19,331,275
                 (Terminal 18 Project), Series 1999A, 6.000%, 9/01/29

        5,000   Port of Seattle (Washington), Special Facility Revenue Bonds             3/10 at 101         AAA           4,984,950
                 (Terminal 18 Project), Series 1999C, 6.000%, 9/01/20
                 (Alternative Minimum Tax)

        5,250   Everett School District No. 2, Snohomish County, Washington,            12/03 at 102         AAA           5,552,190
                 Unlimited Tax General Obligation Bonds, Series 1993,
                 6.200%, 12/01/12 (Pre-refunded to 12/01/03)

        2,500   City of Walla Walla, Washington, Water and Wastewater                    8/07 at 100         AAA           2,264,500
                 Revenue Bonds, Series 1997, 5.000%, 8/01/17

        7,195   State of Washington, Various Purpose General Obligation Bonds,           3/01 at 100      AA+***           7,289,542
                 Series 1991A, 6.000%, 3/01/16 (Pre-refunded to 3/01/01)

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON (continued)

$       9,000   Washington Health Care Facilities Authority, Revenue Bonds,             10/08 at 101         Aaa         $ 7,518,780
                 Series 1998 (Children's Hospital and Regional Medical Center),
                 5.000%, 10/01/28

        5,000   Washington Health Care Facilities Authority, Revenue Bonds,             12/09 at 101         AAA           4,618,100
                 Series 1999 (Providence Services), 5.375%, 12/01/19

        3,000   Washington Public Power Supply System, Nuclear Project                   7/03 at 102         Aa1           3,011,040
                 No. 1 Refunding Revenue Bonds, Series 1993A,5.750%, 7/01/13

       14,300   Washington Public Power Supply System, Nuclear Project No. 2             7/00 at 102         AAA          14,656,353
                 Refunding Revenue Bonds, Series 1990A, 7.375%, 7/01/12
                 (Pre-refunded to 7/01/00)

        8,750   Washington Public Power Supply System, Nuclear Project No. 3             7/08 at 102         Aa1           7,833,172
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.7%

        3,000   Housing Authority of the City of Milwaukee, Wisconsin,                   6/00 at 102          Aa           3,063,300
                 Multifamily Housing Refunding Revenue Bonds, Series 1990
                 (FHA-Insured Mortgage Loan - The Blatz Apartments Project),
                 7.500%, 12/01/28

        3,000   Southeast Wisconsin Professional Baseball Park District,                No Opt. Call         AAA           2,931,180
                 Sales Tax Revenue Refunding Bonds, Series 1998A,
                 5.500%, 12/15/19

        5,000   Wisconsin Housing and Economic Development Authority,                    3/10 at 100          AA           5,012,950
                 Home Ownership Revenue Bonds, 2000 Series B,
                 5.750%, 3/01/22 (Alternative Minimum Tax)

                Wisconsin Health and Educational Facilities Authority,
                Revenue Bonds, Series 1996 (Aurora Medical Group, Inc. Project):
       10,000    5.600%, 11/15/16                                                        5/06 at 102         AAA           9,737,900
       15,000    5.750%, 11/15/25                                                        5/06 at 102         AAA          14,314,950
------------------------------------------------------------------------------------------------------------------------------------
$    934,810    Total Investments - (cost $917,861,372) - 95.2%                                                          913,040,120
============    --------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.8%

        3,000   District of Columbia (Washington, D.C.), General Obligation                               VMIG-1           3,000,000
                 General Fund Recovery Bonds, Series 1991B, Variable Rate
                 Demand Bonds, 6.100%, 6/01/03+

        2,300   The Fayetteville Public Facilities Board (Arkansas),                                      VMIG-1           2,300,000
                 Variable Rate Demand Refunding Revenue Bonds (Butterfield
                 Trail Village Project), Series 1997, 6.000%, 9/01/27+

        2,300   The Industrial Development Authority of the City of Independence,                           A-1+           2,300,000
                 Missouri, Variable Rate Demand IndustrialDevelopment Revenue
                 Bonds (The Groves and Graceland College Nursing Arts Center
                 Projects), Series 1997A, 6.000%, 11/01/27+

        1,300   Lincoln County, Wyoming Pollution Control (Exxon), Series A,                                A-1+           1,300,000
                 Variable Rate Demand Bonds, 5.950%, 11/01/14+

        5,000   Massachusetts Health and Educational Facilities Authority                                 VMIG-1           5,000,000
                 (Capital Asset Program), Series E, Variable Rate Demand Bonds,
                 5.850%, 1/01/35+

        3,400   Uinta County Amoco Project, Pollution Control Revenue Bonds,                              VMIG-1           3,400,000
                 Series 1998, Variable Rate Demand Bonds, 5.850%, 7/01/26+
------------------------------------------------------------------------------------------------------------------------------------
$      17,300   Total Short-Term Investments - (cost $17,300,000)                                                         17,300,000
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                      28,587,693
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $958,927,813
                ====================================================================================================================


         * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

        ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

       *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
           Securities are normally considered to be equivalent to AAA rated securities.

      N/R  Investment is not rated.

        + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
                            April 30, 2000

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 0.4%

$       5,000   BMC Special Care Facilities Financing Authority of the City of          11/08 at 101         AAA         $ 4,218,050
                 Montgomery (Alabama), Revenue Bonds, Series 1998-B
                 (Baptist Health), 5.000%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.5%

        3,225   The Industrial Development Authority of the County of Maricopa,          7/10 at 102        Baa3           3,120,994
                 Education Revenue Bonds (Arizona Charter Schools Project I),
                 Series 2000A, 6.750%, 7/01/29

        2,150   The Industrial Development Authority of the County of Pima,        5/07 at 105 27/32         AAA           2,223,573
                 Single Family Mortgage Revenue Bonds, Series 1997A,
                 7.100%, 11/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.8%

        5,000   Arkansas Development Finance Authority, Hospital Revenue                 2/10 at 100        BBB-           4,972,450
                 Bonds (Washington Regional Medical Center), Series 2000,
                 7.000%, 2/01/15

        4,000   Baxter County, Arkansas, Hospital Revenue Improvement Bonds,             9/09 at 100         BBB           3,335,600
                 Series 1999B (Baxter County Regional Hospital), 5.600%, 9/01/21


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 8.5%

       13,215   County of Alameda, California, Alameda County Public Facilities          9/06 at 102         AAA          13,463,442
                 Corporation, Certificates of Participation (1991 Financing Project),
                 6.000%, 9/01/21

        8,745   Bell Community Redevelopment Agency, Bell Redevelopment                 11/03 at 102         AAA           8,999,217
                 Area 1994 Tax Allocation Refunding Bonds, 6.350%, 11/01/23

        6,050   California Housing Finance Agency, Multifamily Housing Revenue       8/08 at 101 1/2         AAA           5,462,727
                 Bonds III, 1998 Series A, 5.450%, 8/01/28
                 (Alternative Minimum Tax)

        6,810   California Health Facilities Financing Authority, Kaiser Permanente,     5/03 at 102           A           6,043,943
                 Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

        5,000   State of California, Veterans General Obligation Bonds,                 12/03 at 102         AA-           4,698,600
                 Series BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

        3,500   State of California, General Obligation Refunding Bonds,                 2/08 at 101         AA-           3,108,210
                 5.000%, 2/01/21

        2,500   The Community Redevelopment Agency of the City of                        7/00 at 100      BBB***           2,528,650
                 Los Angeles, California, Central Business District Redevelopment
                 Project, Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

        6,000   Department of Water and Power of the City of Los Angeles,               10/03 at 102         Aa3           5,075,760
                 California, Electric Plant Revenue Bonds, Second
                 Issue of 1993, 4.750%, 10/15/20

       12,080   Department of Water and Power of the City of Los Angeles,                2/04 at 102         Aa3          11,111,667
                 California, Electric Plant Revenue Bonds, Issue of 1994,
                 5.375%, 2/15/34

                County of Orange, California, 1996 Recovery Certificates
                of Participation, Series A:
       13,000    5.875%, 7/01/19                                                         7/06 at 102         AAA          13,175,500
        3,450    6.000%, 7/01/26                                                         7/06 at 102         AAA           3,488,502

        5,870   Sacramento Municipal Utility District (California), Electric             9/03 at 100         AAA           4,983,571
                 Revenue Refunding Bonds, 1993 Series G, 4.750%, 9/01/21

                San Joaquin Hills Transportation Corridor Agency, Toll Road
                Refunding Revenue Bonds, Series 1997 A:
        5,000    0.000%, 1/15/17                                                         1/14 at 102         AAA           3,256,100
        5,000    0.000%, 1/15/26                                                        No Opt. Call         AAA           1,067,800


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.1%

        3,000   City of Broomfield, Colorado, Master Facilities Lease Purchase          12/09 at 100         AAA           2,978,340
                 Agreement, Certificates of Participation, Series 1999,
                 City and County of Broomfield Building Corporation,
                 5.750%, 12/01/24

        1,110   Colorado Housing and Finance Authority, Single-Family Program            8/00 at 102         AAA           1,128,137
                 Senior Bonds, 1990 Issue C (Federally Insured or Guaranteed
                 Mortgage Loans), 7.650%, 8/01/22 (Alternative Minimum Tax)

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$      25,000   Colorado Health Facilities Authority, Retirement Facilities Revenue     No Opt. Call         AAA         $ 4,969,000
                 Bonds (Liberty Heights), Series 1991B, 0.000%, 7/15/24

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991A:
        3,240    8.000%, 11/15/25 (Alternative Minimum Tax)                             11/01 at 100         Aaa           3,395,974
                 (Pre-refunded to 11/15/01)
        9,010    8.000%, 11/15/25 (Alternative Minimum Tax)                             11/01 at 100        BBB+           9,334,090

        2,785   City and County of Denver, Colorado, Airport System Revenue             11/02 at 102        BBB+           2,935,195
                 Bonds, Series 1992B, 7.250%, 11/15/23 (Alternative Minimum Tax)

        6,020   City and County of Denver, Colorado, Airport System Revenue             11/02 at 102        BBB+           6,054,675
                 Bonds, Series 1992C, 6.750%, 11/15/22 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1991D:
        3,955    7.750%, 11/15/21 (Alternative Minimum Tax)                             11/01 at 102        BBB+           4,163,587
        3,940    7.000%, 11/15/25 (Alternative Minimum Tax)                             11/01 at 100        BBB+           3,959,779

        3,100   Poudre School District R-1, Larimer County, Colorado, General           12/08 at 100         AA-           2,848,280
                 Obligation Refunding Bonds, Series 1998, 5.000%, 12/15/16


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.2%

        1,900   District of Columbia Housing Finance Agency, Collateralized             12/00 at 102         AAA           1,957,057
                 Single Family Mortgage Revenue Bonds, Series 1990A,
                 8.100%, 12/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.5%

        5,525   Miami-Dade County Industrial Development Authority, Special             No Opt. Call        Baa3           5,569,255
                 Facilities Revenue Bonds (United Airlines, Inc. Project),
                 Series 2000, 6.050%, 3/01/35 (Alternative Minimum Tax)
                 (Mandatory put 3/01/10)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 5.9%

       15,000   City of Atlanta (Georgia), Airport General Revenue and Refunding         1/10 at 101         AAA          14,381,850
                 Bonds, Series 2000A, 5.600%, 1/01/30

       32,050   City of Atlanta (Georgia), Water and Wastewater Revenue                  5/09 at 101         AAA          26,903,411
                 Bonds, Series 1999A, 5.000%, 11/01/38

        6,450   Development Authority of Fulton County (Georgia), Special Facilities     5/08 at 101        BBB-           5,484,048
                 Revenue Bonds (Delta Air Lines, Inc. Project), Series 1998,
                 5.450%, 5/01/23 (Alternative Minimum Tax)

       14,000   Fulton County Facilities Corporation, Certificates of Participation     11/10 at 101         AAA          13,596,660
                 (Fulton County, Georgia - Public Purpose Project), Series 1999,
                 5.500%, 11/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 2.0%

       26,000   City and County of Honolulu (Hawaii), Wastewater System                  7/09 at 101         AAA          20,317,180
                 Revenue Bonds (Second Bond Resolution), Junior Series 1998,
                 4.500%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 6.2%

        6,500   City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds,           6/05 at 102         AA-           6,490,445
                 1995 Series A (The Peoples Gas Light and Coke Company
                 Project), 6.100%, 6/01/25

        7,300   City of Chicago, O'Hare International Airport, Special Facility         11/00 at 102        Baa1           7,486,223
                 Revenue Bonds (American Airlines, Inc. Project), Series 1990A,
                 7.875%, 11/01/25 (Alternative Minimum Tax)

        4,000   Community College District No. 508, Cook County, Illinois,              No Opt. Call         AAA           4,680,000
                 Certificates of Participation, 8.750%, 1/01/06

        5,210   Illinois Housing Development Authority, Section 8 Elderly                1/03 at 102           A           5,299,612
                 Housing Revenue Bonds (Garden House of River Oaks West
                 Development), Series 1992A, 6.875%, 1/01/20

        1,520   Illinois Housing Development Authority, Section 8 Elderly                3/03 at 102           A           1,546,843
                 Housing Revenue Bonds (Village Center Development),
                 Series 1992C, 6.600%, 3/01/07

       38,645   State of Illinois, General Obligation Bonds, Illinois First,             4/10 at 100         AAA          36,565,899
                 Series of April 2000, 5.500%, 4/01/25

        1,285   City of Peoria, Peoria County, City of Pekin, Tazewell and               8/00 at 103          AA           1,322,304
                 Peoria Counties, and City of Waukegan, Lake County (Illinois),
                 Jointly, GNMA Collateralized Mortgage Revenue Bonds,
                 Series 1990, 7.875%, 8/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.2%

        5,000   Columbus Multi-School Building Corporation (Bartholomew                  1/01 at 102      N/R***           5,206,650
                 County, Indiana), First Mortgage Bonds, 7.600%, 1/15/14
                 (Pre-refunded to 1/15/01)

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO) (continued)
                            April 30, 2000
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       9,290   Fort Wayne (Indiana), Economic Development Revenue Bonds                 4/08 at 102         N/R         $ 8,468,392
                 (Oaklawn Court Apartments Project), Series 1998A,
                 7.000%, 4/01/28 (Alternative Minimum Tax)

       13,500   Indiana Health Facility Financing Authority, Hospital Revenue            8/00 at 102         AAA          13,898,790
                 Bonds, Series 1990 (Bartholomew County Hospital District),
                 7.750%, 8/15/20 (Pre-refunded to 8/15/00)

        3,750   The Indianapolis Local Public Improvement Bond Bank,                     2/03 at 102          AA           3,943,950
                 Series 1992 D Bonds, 6.750%, 2/01/20

       10,080   The Trustees of Purdue University, Purdue University Student             7/06 at 101         Aa2          10,673,006
                 Fee Bonds, Series M, 6.100%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.7%

        3,310   City of Des Moines, Iowa, Aviation System Revenue Bonds,                 7/08 at 100         AAA           2,882,381
                 Series 1998A, 5.125%, 7/01/28

        4,215   Iowa Finance Authority, Solid Waste Disposal Revenue                    No Opt. Call         N/R           4,113,924
                 Bonds, Series 1997 (IPSCO Project), 6.000%, 6/01/27
                 (Alternative Minimum Tax) (Mandatory put 6/01/07)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.2%

        1,500   Kentucky Economic Development Finance Authority, Health                  5/08 at 102         BBB           1,294,665
                 Care Facilities Revenue Bonds, Series 1998 (The Christian
                 Church Homes of Kentucky, Inc. Obligated Group),
                 5.375%, 11/15/23

        1,115   Kentucky Housing Corporation, Housing Revenue Bonds                      7/00 at 102         AAA           1,144,102
                 (FHA-Insured/VA Guaranteed), 1990 Series C Bonds,
                 8.100%, 1/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.3%

        3,400   East Baton Rouge Mortgage Finance Authority, Single Family               8/00 at 102         Aaa           3,468,680
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1990A, 7.875%, 8/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.6%

        5,400   Massachusetts Health and Educational Facilities Authority,               7/02 at 102         AAA           5,559,516
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

        4,410   Massachusetts Health and Educational Facilities Authority,               7/00 at 102         BBB           4,505,918
                 Revenue Bonds, Goddard Memorial Hospital Issue,
                 Series B, 9.000%, 7/01/15

        7,500   Massachusetts Turnpike Authority, Metropolitan Highway                   1/07 at 102         AAA           6,329,550
                 System Revenue Bonds, 1997 Series C (Senior),
                 5.000%, 1/01/37

       25,000   Massachusetts Turnpike Authority, Metropolitan Highway                   1/09 at 101         AAA          20,947,000
                 System Revenue Bonds, 1999 Series A (Subordinated),
                 5.000%, 1/01/39

       10,000   Massachusetts Water Resources Authority, General Revenue                 8/10 at 101         AAA           9,703,800
                 Bonds, 2000 Series A, 5.750%, 8/01/39


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.0%
       10,630   School District of the City of Detroit, Wayne County, Michigan,          5/09 at 101         AAA           8,741,581
                 School Building and Site Improvement Bonds (Unlimited Tax
                 General Obligation), Series 1998A, 4.750%, 5/01/28

        8,160   Michigan State Hospital Finance Authority, Hospital Revenue              7/00 at 102          A3           8,372,078
                 and Refunding Bonds (Bay Medical Center), Series 1990A,
                 8.250%, 7/01/12

        4,500   Michigan State Hospital Finance Authority, Hospital Revenue              8/01 at 102         Aaa           4,746,690
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1991A, 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

        8,500   Michigan Strategic Fund, Limited Obligation Revenue Bonds               12/02 at 102         BBB           8,221,625
                 (Waste Management, Inc. Project), Series 1992,
                 6.625%, 12/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 4.3%

        1,385   The Dakota County Housing and Redevelopment Authority,                   6/00 at 102         AAA           1,392,756
                 The Washington County Housing and Redevelopment Authority,
                 and Stearns County Housing and Redevelopment Authority,
                 District of Columbia Housing Finance Agency, Single Family
                 Mortgage Revenue Bonds, Series 1990A, 7.850%, 12/01/30
                 (Alternative Minimum Tax)

        8,845   City of Minneapolis, Minnesota and the Housing and Redevelopment         8/00 at 102         AAA           9,111,854
                 Authority of the City of Saint Paul, Minnesota, Health Care System
                 Revenue Bonds (Health One Obligated Group), Series 1990C,
                 8.000%, 8/15/19 (Pre-refunded to 8/15/00)

       30,000   Minnesota Agricultural and Economic Development Board,                  11/10 at 101           A          28,862,700
                 Health Care System Revenue Bonds, Series 2000A (Fairview
                 Health Services), 6.375%, 11/15/29 (WI)

        3,660   The Housing and Redevelopment Authority of the City of                  11/15 at 103         AAA           4,177,304
                 Saint Paul, Minnesota, Sales Tax Revenue Refunding Bonds
                 (Civic Center Project), Series 1996, 7.100%, 11/01/23

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.1%

$       5,900   Mississippi Business Finance Corporation, Pollution Control             10/03 at 102        BBB-         $ 5,119,784
                 Revenue Refunding Bonds (System Energy Resources, Inc.
                 Project), Series 1998, 5.875%, 4/01/22

        5,410   Mississippi Home Corporation, Single Family Mortgage                     7/07 at 105         Aaa           5,594,589
                 Revenue Bonds, Series 1997D, Class 5, 6.750%, 7/01/29
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.6%

        3,250   Pollution Control Financing Authority of Camden County                  No Opt. Call          B2           3,173,593
                 (Camden County, New Jersey), Solid Waste Disposal and
                 Resource Recovery System Revenue Bonds, Series 1991 C,
                 7.125%, 12/01/01 (Alternative Minimum Tax)

        2,000   Pollution Control Financing Authority of Camden County                  12/01 at 102          B2           1,884,060
                 (Camden County, New Jersey), Solid Waste Disposal and
                 Resource Recovery System Revenue Bonds, Series 1991 D,
                 7.250%, 12/01/10

       21,000   New Jersey Transportation Trust Fund Authority, Transportation           6/10 at 100          AA          21,134,610
                 System Bonds, 2000 Series B, 5.750%, 6/15/17


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.5%

        4,690   New Mexico Mortgage Finance Authority, Single Family Mortgage            9/00 at 102         AAA           4,808,141
                 Program Senior Bonds, 1990 Series A (Federally Insured or
                 Guaranteed Mortgage Loans), 7.800%, 9/01/17


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 20.8%

       10,000   Erie County Industrial Development Agency, Solid Waste Disposal         12/10 at 103         N/R          10,916,700
                 Facility Revenue Bonds (1998 CanFibre of Lackawanna Project),
                 9.050%, 12/01/25 (Alternative Minimum Tax)

       20,000   Nassau County Tobacco Settlement Corporation (New York),                 7/09 at 101          A-          19,929,200
                 Tobacco Settlement Asset-Backed Bonds, Series A,
                 6.400%, 7/15/33

       10,000   The City of New York, General Obligation Bonds,                      2/06 at 101 1/2          A-           9,785,400
                 Fiscal 1996 Series G, 5.750%, 2/01/20

       21,715   The City of New York, General Obligation Bonds,                      3/06 at 101 1/2          A-          21,713,263
                 Fiscal 1996 Series I, 5.875%, 3/15/18

       10,000   The City of New York, General Obligation Bonds,                          8/07 at 101          A-          10,076,100
                 Fiscal 1997 Series H, 6.125%, 8/01/25

        6,750   The City of New York, General Obligation Bonds,                          2/05 at 101       A-***           7,248,893
                 Fiscal 1995 Series F, 6.625%, 2/15/25 (Pre-refunded to 2/15/05)

        2,550   New York City Municipal Water Finance Authority, Water and           6/02 at 101 1/2         AAA           2,550,255
                 Sewer System Revenue Bonds, Fiscal 1993 Series A,
                 5.750%, 6/15/18

       17,870   New York City Transitional Finance Authority, Future Tax Secured         8/09 at 101          AA          17,535,831
                 Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24

       15,000   Dormitory Authority of the State of New York, City University           No Opt. Call        Baa1          16,489,050
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1990D, 8.750%, 7/01/03

       20,000   Dormitory Authority of the State of New York, Mental Health              2/07 at 102           A          18,888,600
                 Services Facilities Improvement Revenue Bonds, Series 1997A,
                 5.750%, 2/15/27

        4,500   New York State Energy Research and Development Authority,                7/03 at 102         AAA           4,237,245
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union
                 Gas Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)

                New York State Housing Finance Agency, Health Facilities Revenue
                Bonds (New York City), 1990 Series A Refunding:
       16,580    8.000%, 11/01/08 (Pre-refunded to 11/01/00)                            11/00 at 102         AAA          17,204,071
        2,610    8.000%, 11/01/08                                                       11/00 at 102        BBB+           2,674,493

        5,000   New York State Medical Care Facilities Finance Agency,                   2/05 at 102         AAA           5,449,600
                 Hospital Medical Center, Secured Hospital Revenue Bonds,
                 Series 1995-A, 6.850%, 2/15/17 (Pre-refunded to 2/15/05)

        4,785   New York State Medical Care Facilities Finance Agency,                  11/05 at 102         Aa1           4,937,785
                 Health Center Projects Revenue Bonds (Secured Mortgage
                 Program), 1995 Series A, 6.375%, 11/15/19

       10,000   The Port Authority of New York and New Jersey, Special Project          12/07 at 102         AAA           9,746,600
                 Bonds, Series 6, JFK International Air Terminal LLC Project,
                 5.750%, 12/01/22 (Alternative Minimum Tax)

        7,000   Triborough Bridge and Tunnel Authority (New York), General               1/10 at 100         Aa3           6,576,780
                 Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30

       26,500   TSASC, Inc. (New York), Tobacco Flexible Amortization Bonds              7/09 at 101         Aa2          26,110,450
                 (TFAB), Series 1999-1, 6.250%, 7/15/34

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO) (continued)
                            April 30, 2000
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.0%

$      10,500   North Carolina Eastern Municipal Power Agency, Power                     1/02 at 102         BBB         $10,653,405
                 System Revenue Bonds, Refunding Series 1991 A,
                 6.250%, 1/01/03


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.5%

                North Dakota State Water Commission, Water Development Trust
                Fund, Water Development and Management Program Bonds, 2000
                Series A:
        2,230    5.700%, 8/01/18                                                         8/10 at 100         AAA           2,220,010
        2,450    5.750%, 8/01/19                                                         8/10 at 100         AAA           2,442,699


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.5%

       16,140   County of Montgomery, Ohio, Hospital Facilities Revenue Bonds,          No Opt. Call        BBB+          15,474,064
                 Series 1999 (Kettering Medical Center Network Obligated
                 Group), 6.300%, 4/01/12


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.4%

        8,500   Trustees of the Tulsa Municipal Airport Trust, 1988 Adjustable          12/00 at 102        Baa1           8,641,695
                 Rate Revenue Obligations, 7.375%, 12/01/20
                 (Alternative Minimum Tax)

        5,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,            6/01 at 102        Baa1           5,128,950
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.7%

                City of Portland, Oregon, Water System Revenue Bonds,
                2000 Series A:
        6,780    5.375%, 8/01/18                                                         8/10 at 100         Aa1           6,557,413
        7,420    5.500%, 8/01/19                                                         8/10 at 100         Aa1           7,268,335
        3,655    5.500%, 8/01/20                                                         8/10 at 100         Aa1           3,573,932


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.9%

        5,000   Delaware County Industrial Development Authority (Pennsylvania),         1/08 at 102         BB-           4,357,600
                 Refunding Revenue Bonds, Series A 1997 (Resource Recovery
                 Facility), 6.200%, 7/01/19

        5,000   Pennsylvania Higher Education Assistance Agency, Capital                12/10 at 100         AAA           4,929,700
                 Acquisition Bonds, Series of 2000, 5.875%, 12/15/30


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.7%

        6,620   Rhode Island Housing and Mortgage Finance Corporation,                  10/00 at 102         AA+           6,751,539
                 Homeownership Opportunity Bonds, Series 2, 7.750%, 4/01/22


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.6%

        3,640   South Carolina Jobs and Economic Development Authority,                  9/02 at 102      N/R***           3,904,956
                 Economic Development Revenue Bonds (Carolinas Hospital
                 System Project), Series 1992, 7.550%, 9/01/22
                 (Pre-refunded to 9/01/02)

        2,335   Three Rivers Solid Waste Authority (South Carolina),                     1/07 at 102         AAA           2,101,804
                 Solid Waste Disposal Facilities Revenue Bonds,
                 Series 1997, 5.300%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.4%

        4,500   The Health and Educational Facilities Board of the                       7/03 at 102         N/R           3,704,895
                 Metropolitan Government of Nashville and Davidson County,
                 Tennessee, Revenue Refunding Bonds, Series 1998 (The Blakeford
                 at Green Hills), 5.650%, 7/01/16


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 17.7%

        6,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,     12/00 at 102        Baa1           6,117,600
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)

                Arlington Independent School District (Tarrant County, Texas),
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
        3,710    0.000%, 2/15/12                                                     2/05 at 67 5/16         Aaa           1,862,643
        8,930    0.000%, 2/15/13 (Pre-refunded to 2/15/05)                          2/05 at 62 15/16         Aaa
        3,710    0.000%, 2/15/13                                                    2/05 at 62 15/16         Aaa           1,737,282

       12,000   City of Austin, Texas, Hotel Occupancy Tax Subordinate Lien             11/09 at 100         AAA          11,771,760
                 Revenue Refunding Bonds, Series 1999, 5.800%, 11/15/29

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

                Brownsville Independent School District (Cameron County, Texas),
                Unlimited Tax School Building Bonds, Series 1999:
$       5,015    5.625%, 8/15/25                                                         8/09 at 100         AAA         $ 4,837,619
        8,825    5.625%, 8/15/29                                                         8/09 at 100         AAA           8,458,057

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                Series 2000:
       17,325    5.400%, 2/15/18 (WI)                                                    2/10 at 100         AAA          16,577,080
       10,000    5.650%, 2/15/19 (WI)                                                    2/10 at 100         AAA           9,836,600
        6,880    5.700%, 2/15/20 (WI)                                                    2/10 at 100         AAA           6,794,963
        8,020    5.700%, 2/15/21 (WI)                                                    2/10 at 100         AAA           7,880,292

       20,500   Dallas-Fort Worth International Airport Facility Improvement            11/00 at 102        Baa1          20,910,410
                 Corporation, American Airlines, Inc. Revenue Bonds,
                 Series 1990, 7.500%, 11/01/25 (Alternative Minimum Tax)

       31,175   Houston Independent School District (Texas), Limited Tax                 2/09 at 100         AAA          25,754,603
                 Schoolhouse and Refunding Bonds, Series 1999A, 4.750%, 2/15/26

        3,885   Houston Independent School District Public Facility Corporation         No Opt. Call         AAA           1,918,763
                 (Harris County, Texas), Lease Revenue Bonds (Cesar E. Chavez
                 High School), Series 1998A, 0.000%, 9/15/12

       20,035   Keller Independent School District (Tarrant County, Texas),              8/09 at 100         AAA          16,604,207
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1999, 4.875%, 8/15/31

       15,130   Lubbock Health Facilities Development Corporation, Hospital             12/00 at 102         AAA          15,680,883
                 Revenue Bonds (Methodist Hospital, Lubbock, Texas),
                 Series 1990, 7.250%, 12/01/19 (Pre-refunded to 12/01/00)

       15,000   San Antonio Independent School District (Bexar County, Texas),           8/09 at 100         AAA          14,714,700
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.800%, 8/15/29

        4,619   General Services Commission (Agency of the State of Texas),              9/01 at 101           A           4,803,678
                 as Lessee, Participation Interests, 7.500%, 9/01/22


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.4%

        4,750   Tooele County, Hazardous Waste Disposal Revenue Bonds                    8/05 at 102         N/R           3,659,923
                 (Laidlaw Inc./USPCI Clive PJ), Series 1995, 6.750%, 8/01/10
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.6%

        3,880   Industrial Development Authority of the County of Henrico,               8/00 at 102       A+***           3,986,157
                 Virginia, Adjustable Rate Revenue Bonds (St. Mary's Hospital
                 Project), Series 1985C, 7.500%, 9/01/07 (Pre-refunded to 8/01/00)

        2,000   Virginia Housing Development Authority, Multifamily Housing              5/02 at 102         AA+           2,092,480
                 Bonds, 1992 Series D, 7.050%, 5/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 2.6%

        9,000   Washington Higher Education Facilities Authority, Revenue                4/08 at 101         AAA           8,188,110
                 and Refunding Bonds (The University of Puget Sound Project),
                 Series 1998, 5.375%, 10/01/30

        7,890   Washington Higher Education Facilities Authority, Revenue               11/09 at 101          AA           7,679,416
                 Bonds (Pacific Lutheran University Project), Series 1999,
                 5.950%, 11/01/29

        9,775   Washington Public Power Supply System, Nuclear Project                   7/01 at 102         Aaa          10,211,552
                 No. 1 Refunding Revenue Bonds, Series 1991A,
                 6.875%, 7/01/17 (Pre-refunded to 7/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.2%

        2,250   Wisconsin Health and Educational Facilities Authority, Revenue           3/08 at 101         N/R           1,769,530
                 Bonds, Series 1998 (United Lutheran Program for the
                 Aging, Inc.), 5.700%, 3/01/28

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO) (continued)
                            April 30, 2000
   Principal                                                                               Optional Call                     Market
 Amount (000)   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                WYOMING - 0.3%

$       2,800   Town of Jackson, Wyoming, National Rural Utilities Cooperative           5/07 at 101         AA-         $ 2,671,060
                 Finance Corporation, Guaranteed Gas Supply Revenue Bonds
                 (Lower Valley Power and Light, Inc. Project), Series 1997B,
                 5.875%, 5/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$  1,111,274    Total Investments - (cost $1,043,502,626) - 101.9%                                                     1,035,855,894
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.9)%                                                                  (19,386,173)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,016,469,721
                ====================================================================================================================


           * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

          ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

         *** Securities are backed by an escrow or trust containing sufficient
             U.S. Government or U.S. Government agency securiequivalent to AAA rated securities.

         N/R Investment is not rated.

        (WI) Security purchased on a when-issued basis.



                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
                            April 30, 2000

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 0.7%

$       6,370   BMC Special Care Facilities Financing Authority of the City             11/08 at 102         AAA         $ 5,779,820
                 of Montgomery (Alabama), Revenue Bonds, Series 1999-A
                 (Baptist Medical Center), 5.250%, 5/01/20


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 0.4%

        3,000   Department of Water and Power of the City of Los Angeles                 6/04 at 101         AAA           2,812,230
                 (California), Electric Plant Revenue Bonds,Issue of 1999,
                 5.250%, 6/15/19


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 0.4%

        3,205   City and County of Denver, Colorado, Airport Special Facilities          1/09 at 101         AAA           3,307,977
                 Revenue Bonds (Rental Car Projects), Series 1999A,
                 6.000%, 1/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.9%

        1,630   Florida Housing Finance Agency, Housing Revenue Bonds,                  12/07 at 102         AAA           1,591,304
                 1997 Series F (Mar Lago Village Apartments Project),
                 5.800%, 12/01/17 (Alternative Minimum Tax)

       22,000   JEA Water and Sewer System Revenue Bonds (Jacksonville,                 10/04 at 101         Aa2          20,039,360
                 Florida), 1999 Series A, 5.375%, 10/01/29

        9,700   Martin County Industrial Development Authority (Florida),               12/04 at 102        BBB-           9,746,172
                 Industrial Development Revenue Bonds(Indianatown
                 Cogeneration - L.P. Project), Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.2%

       10,000   The Hospital Authority of Hall County and the City of                    5/09 at 101         AAA           9,257,900
                 Gainesville, Revenue Anticipation Certificates (Northeast Georgia
                 Health System, Inc. Project), Series 1999, 5.500%, 5/15/29


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.2%

        1,395   Idaho Housing and Finance Association, Single Family Mortgage            7/09 at 101         Aa2           1,344,278
                 Bonds, 1999 Series E, 5.750%, 1/01/21


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 23.5%

        3,500   Village of Channahon, Illinois, Revenue Refunding Bonds,                12/09 at 102        BBB+           3,149,720
                 Series 1999 (Morris Hospital), 5.750%, 12/01/12

       22,750   City of Chicago (Illinois), General Obligation Bonds (Emergency         No Opt. Call         AAA          21,741,265
                 Telephone System), Refunding Series 1999, 5.500%, 1/01/23

       10,000   Chicago School Reform Board of Trustees of the Board                    12/07 at 102         AAA           8,833,900
                 of Education of the City of Chicago, Illinois, Unlimited
                 Tax General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1997A, 5.250%, 12/01/30

        7,250   Chicago School Reform Board of Trustees of the Board of                 No Opt. Call         AAA           6,914,108
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1999A, 5.500%, 12/01/26

                City of Chicago, Multifamily Housing Revenue Bonds (Archer Court
                Apartments), Series 1999A (FHA-Insured/GNMA):
        1,000    5.500%, 12/20/19 (Alternative Minimum Tax)                             10/10 at 101         AAA             927,450
        1,210    5.600%, 12/20/29 (Alternative Minimum Tax)                             10/10 at 101         AAA           1,105,867
        1,925    5.650%, 12/20/40 (Alternative Minimum Tax)                             10/10 at 101         AAA           1,731,903

        8,275   City of Chicago, O'Hare International Airport, Special Facilities       12/04 at 102        Baa1           9,027,611
                 Revenue Refunding Bonds (American Air Lines, Inc. Project),
                 Series 1994, 8.200%, 12/01/24

        4,940   City of Chicago, Wastewater Transmission Revenue Bonds,                  1/06 at 102         AAA           4,327,539
                 Series 1995, 5.125%, 1/01/25

        3,250   City of Chicago, Water Revenue Bonds, Series 1995,                      11/06 at 102         AAA           2,781,155
                 5.000%, 11/01/25

        5,000   City of Chicago, Water Revenue Bonds, Series 1997,                      11/07 at 102         AAA           4,447,000
                 5.250%, 11/01/27

          250   Illinois Development Finance Authority, Solid Waste Disposal            No Opt. Call         BBB             251,493
                 Revenue Bonds (Waste Management, Inc. Project),
                 Series 1990, 7.125%, 1/01/01 (Alternative Minimum Tax)

       24,835   Illinois Development Finance Authority, Refunding Revenue                9/07 at 102         AAA          23,564,193
                 Bonds, Series 1999 (The Presbyterian Home Lake Forest
                 Project), 5.625%, 9/01/31

        3,935   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa           1,683,511
                 Program Revenue Bonds, Series 1999A (Round Lake Community
                 Unit School District Number 116 Project), 0.000%, 1/01/15

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD) (continued)
                            April 30, 2000
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       4,250   Illinois Educational Facilities Authority, Revenue Bonds,                9/09 at 100         AAA         $ 4,107,328
                 MJH Education Assistance Illinois LLC, Series 1998D,
                 5.450%, 9/01/14

                Illinois Health Facilities Authority, Revenue Bonds,
                Series 1997A (Loyola University Health System):
        1,600    5.000%, 7/01/24 (Pre-refunded to 7/01/07)                               7/07 at 101         AAA           1,597,216
        5,400    5.000%, 7/01/24                                                         7/07 at 101         AAA           4,560,516

        5,265   Illinois Health Facilities Authority, Revenue Refunding Bonds,           2/07 at 102          A-           4,642,677
                 Series 1996B (Sarah Bush Lincoln Health Center),
                 5.500%, 2/15/16

       17,280   Illinois Health Facilities Authority, Converted Adjustable Rate         10/07 at 102         AAA          17,533,498
                 Revenue Bonds, Series 1991A (Highland Park Hospital),
                 6.000%, 10/01/15

        7,245   Illinois Health Facilities Authority, Revenue Refunding Bonds,           1/01 at 102        Baa3           6,022,986
                 Series 1991 (Proctor Community Hospital Project),
                 7.375%, 1/01/23

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
        9,750    0.000%, 12/15/22                                                       No Opt. Call         AAA           2,480,985
       33,000    0.000%, 12/15/24                                                       No Opt. Call         AAA           7,387,380
       17,900    0.000%, 6/15/25                                                        No Opt. Call         AAA           3,877,677

       20,500   Metropolitan Pier and Exposition Authority (Illinois), McCormick        12/09 at 101         AAA          19,402,430
                 Place Expansion Project Bonds, Series 1999A, 5.500%, 12/15/24

                Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                McHenry and Will Counties, Illinois, General Obligation Bonds,
                Series 1999:
       22,650    5.750%, 6/01/19                                                        No Opt. Call         AAA          22,818,743
        3,500    5.750%, 6/01/23                                                        No Opt. Call         AAA           3,453,555


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.4%

        9,005   Indiana Health Facility Financing Authority, Hospital Revenue           11/09 at 101         AAA           8,337,730
                 Bonds (Charity Obligated Group), Series 1999D,
                 5.500%, 11/15/24

        4,190   City of Indianapolis, Indiana, Economic Development Revenue              6/09 at 101         Aa3           4,015,738
                 Bonds (Park Tudor Foundation, Inc. Project), Series 1999,
                 5.700%, 6/01/24

       28,645   City of Indianapolis, Indiana, Local Public Improvement Bond            No Opt. Call         AAA           7,075,029
                 Bank, Series 1999E, 0.000%, 2/01/23


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.4%

       11,300   Iowa Higher Education Loan Authority, Private College Facility          10/10 at 102         N/R          11,204,741
                 Revenue Bonds (Waldorf College Project), Series 1999,
                 7.375%, 10/01/19


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%

        3,825   City of Wichita, Kansas, Water and Sewer Utility Revenue                10/06 at 101         AAA           2,962,769
                 Bonds, Series 1999, 4.000%, 10/01/18


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 3.9%

        1,850   Kentucky Economic Development Finance Authority, Hospital                4/08 at 102         N/R           1,280,107
                 System Refunding and Improvement Revenue Bonds,
                 Series 1997 (Appalachian Regional Healthcare, Inc. Project),
                 5.850%, 10/01/17

        4,200   Louisville and Jefferson County Metropolitan Sewer District              5/07 at 101         AAA           4,326,966
                 (Commonwealth of Kentucky), Sewer and Drainage System
                 Revenue Bonds, Series 1997A, 6.250%, 5/15/26

        3,750   Louisville and Jefferson County Metropolitan Sewer District             11/07 at 101         AAA           3,381,525
                 (Commonwealth of Kentucky), Sewer and Drainage System
                 Revenue Bonds, Series 1997B, 5.200%, 5/15/25

                City of Newport, Kentucky, Public Properties Corporation, First
                Mortgage Revenue Bonds, Series 2000A (Public Parking and Plaza
                Project):
       17,240    8.375%, 1/01/18                                                         7/10 at 104         N/R          17,184,660
        4,985    8.375%, 1/01/27                                                         7/10 at 104         N/R           4,967,154


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.8%

       10,305   Massachusetts Bay Transportation Authority, General                      3/07 at 101         Aa2           8,976,789
                 Transportation System Bonds, 1997 Series C, 5.000%, 3/01/24

       20,775   Massachusetts Port Authority, Revenue Bonds, Series 1998-E,              7/08 at 101         AA-          17,564,224
                 5.000%, 7/01/28 (Alternative Minimum Tax)

        4,000   Massachusetts Port Authority, PFC Revenue Bonds, Series 1999-A,          7/09 at 101         AAA           3,715,080
                 5.125%, 7/01/17

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS (continued)

$       1,150   Massachusetts Port Authority, Special Facilities Revenue Bonds           9/06 at 102         AAA         $ 1,128,426
                 (US Air Project), Series 1996-A, 5.875%, 9/01/23
                 (Alternative Minimum Tax)

        7,400   Massachusetts Port Authority, Special Facilities Revenue                 7/07 at 102         AAA           6,999,290
                 Bonds (BOSFUEL Project), Series 1997, 5.750%, 7/01/39
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.0%

        8,750   City of Detroit, Michigan, Sewage Disposal System Revenue                7/07 at 101         AAA           7,679,175
                 Bonds, Series 1997-A, 5.000%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.6%

        5,000   Minnesota Housing Finance Agency, Single Family Mortgage                 1/10 at 101         AA+           4,606,000
                 Bonds, 1998 Series H-1 Fixed Rate Remarketing,
                 5.650%, 7/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.0%

        6,735   Montana Board of Housing, Single Family Mortgage Bonds,                 12/09 at 100         AA+           6,835,419
                 2000 Series A2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        1,000   Montana Higher Education Student Assistance Corporation,                12/09 at 100          A2           1,017,550
                 Student Loan Revenue Bonds, Subordinate Series 1999B,
                 6.400%, 12/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.3%

        2,000   Nebraska Higher Education Loan Program, Inc., Senior                    No Opt. Call         AAA           2,071,240
                 Subordinate Bonds, Series A-5A, 6.200%, 6/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.5%

       15,600   New Jersey Economic Development Authority, Solid Waste                  No Opt. Call         N/R          14,688,180
                 Facilities Revenue Bonds (Bridgewater Resources, Inc.
                 Project), Series 1999B, 8.250%, 6/01/19
                 (Alternative Minimum Tax)

       10,000   New Jersey Transportation Trust Fund Authority, Transportation           6/07 at 102          AA           9,523,600
                 System Bonds, 1996 Series B, 5.250%, 6/15/16

        4,000   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call          AA           4,097,320
                 System Bonds, 1999 Series A, 5.750%, 6/15/18


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 17.6%

        2,000   County of Cattaraugus Industrial Development Agency,                    No Opt. Call         N/R           1,983,140
                 Tax-Exempt Industrial Development Revenue Bonds,
                 Series 1999A (Laidlaw Energy and Environmental, Inc.
                 Project), 8.500%, 7/01/21 (Alternative Minimum Tax)

                Long Island Power Authority (New York), Electric System
                General Revenue Bonds, Series 1998A:
       16,455    5.125%, 12/01/22                                                        6/08 at 101         AAA          14,583,408
        8,000    5.250%, 12/01/26                                                        6/08 at 101         AAA           7,202,240

       11,440   Metropolitan Transportation Authority, Dedicated Tax Fund                4/09 at 101         AAA          10,437,856
                 Bonds, Series 1999A, 5.250%, 4/01/23

                County of Nassau, New York, General Obligation Bonds, Serial
                General Improvement Bonds, Series B:
        7,005    5.250%, 6/01/19                                                         6/09 at 102         AAA           6,490,973
        7,005    5.250%, 6/01/20                                                         6/09 at 102         AAA           6,461,202
        7,005    5.250%, 6/01/21                                                         6/09 at 102         AAA           6,431,571
        7,005    5.250%, 6/01/22                                                         6/09 at 102         AAA           6,394,094

                The City of New York, General Obligation Bonds, Fiscal 1998
                Series F:
        2,000    5.250%, 8/01/14                                                         2/08 at 101         AAA           1,932,640
       14,000    5.375%, 8/01/19                                                         2/08 at 101         AAA          13,259,540

        6,775   The City of New York, General Obligation Bonds,                          5/09 at 101         AAA           5,980,022
                 Fiscal 1999 Series J, 5.000%, 5/15/20

        3,000   New York City Health and Hospitals Corporation, Health System            2/09 at 101         AAA           2,631,210
                  Bonds, 1999 Series A, 5.000%, 2/15/20

        2,500   New York City Municipal Water Finance Authority,                         6/09 at 101         AAA           2,143,900
                 Water and Sewer System Revenue Bonds, Fiscal 1999
                 Series B, 5.000%, 6/15/29

        5,000   New York City Transitional Finance Authority, Future                     8/07 at 101          AA           4,291,650
                 Tax Secured Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD) (continued)
                            April 30, 2000
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

$      10,000   New York City Transitional Finance Authority, Future Tax                 8/09 at 101          AA         $ 9,813,000
                 Secured Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24

       14,970   Dormitory Authority of the State of New York, Mental Health              2/06 at 102         AAA          13,347,551
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.125%, 8/15/21

        4,400   Dormitory Authority of the State of New York, Mental                     2/07 at 102         AAA           4,107,752
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 1996E, 5.250%, 2/15/18

        2,170   Dormitory Authority of the State of New York, Frances                    7/07 at 102          AA           2,071,243
                 Schervier Home and Hospital Insured Revenue Bonds (Franciscan
                 Health Partnership Obligated Group), Series 1997,
                 5.500%, 7/01/17

        7,500   Dormitory Authority of the State of New York, Secured                2/08 at 101 1/2         AAA           6,882,000
                 Hospital Revenue Refunding Bonds (Wyckoff Heights Medical
                 Center), Series 1998H, 5.300%, 8/15/21

       10,000   Dormitory Authority of the State of New York, City University            7/09 at 101         AAA           9,438,800
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1999 Series 1, 5.500%, 7/01/29

        2,000   Dormitory Authority of the State of New York, City University            1/08 at 102         AAA           1,849,760
                 System Consolidated Third General Resolution Revenue
                 Bonds, 1997 Series 1, 5.375%, 7/01/24

        2,660   The Port Authority of New York and New Jersey, Consolidated              1/07 at 101         AAA          2,451,589
                 Bonds, One Hundred Ninth Series,5.375%, 1/15/32


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.5%

        3,645   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue           1/05 at 103          Aa           3,303,391
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan - Hamilton
                 Creek Apartments Project), 5.550%, 7/01/24
                 (Alternative Minimum Tax)

                Ohio Water Development Authority, State of Ohio, Solid Waste
                Disposal Revenue Bonds (Bay Shore Power Project), Convertible
                Series 1998B:
        5,750    5.875%, 9/01/20 (Alternative Minimum Tax)                               9/08 at 102         N/R           4,555,840
       13,700    6.625%, 9/01/20                                                         9/09 at 102         N/R          12,006,680


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.2%

       18,900   City of Philadelphia, Pennsylvania, Airport Revenue Refunding            6/08 at 102         AAA          17,952,732
                 Bonds, Series 1998A (Philadelphia Airport System),
                 5.500%, 6/15/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.2%

        1,875   City of Central Falls, Rhode Island, General Obligation School           5/09 at 102          AA           1,892,044
                 Bonds, 6.250%, 5/15/20


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.9%

        9,250   The Health, Educational and Housing Facilities Board of the              4/09 at 101        Baa1           7,858,338
                 County of Knox Revenue Bonds, Series 1999 (University Health
                 System, Inc), 5.625%, 4/01/24

        7,525   Tennessee Housing Development Agency, Homeownership                      7/10 at 101          AA           7,665,642
                 Program Bonds, Issue 2000-1, 6.375%, 7/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 12.2%

        7,450   Brazos River Authority (Texas), Pollution Control Revenue                4/08 at 102         AAA           6,873,519
                 Refunding Bonds (Texas Utilities Electric Company Project),
                 Series 1998A, 5.550%, 6/01/30 (Alternative Minimum Tax)

        3,000   Brazos River Authority (Texas), Pollution Control Revenue                4/08 at 102         AAA           2,767,860
                 Refunding Bonds (Texas Utilities Electric Company Project),
                 Series 1995C, 5.550%, 6/01/30 (Alternative Minimum Tax)

        4,675   Carrollton-Farmers Branch Independent School District                    2/09 at 100         AAA           4,739,842
                 (Dallas County, Texas), School Building Unlimited Tax Bonds,
                 Series 1999, 6.000%, 2/15/20

                Coppell Independent School District (Dallas County, Texas),
                Unlimited Tax School Building and Refunding Bonds, Series 1999:
        5,130    0.000%, 8/15/20                                                    8/09 at 52 15/32         AAA           1,462,358
        7,000    0.000%, 8/15/21                                                    8/09 at 49 15/32         AAA           1,864,170
        7,340    0.000%, 8/15/22                                                    8/09 at 46 21/32         AAA           1,825,091
        7,345    0.000%, 8/15/23                                                          8/09 at 44         AAA           1,711,973
        7,000    0.000%, 8/15/24                                                      8/09 at 41 1/2         AAA           1,529,080
        7,350    0.000%, 8/15/25                                                      8/09 at 39 1/8         AAA           1,504,398
        7,000    0.000%, 8/15/26                                                    8/09 at 36 29/32         AAA           1,345,680

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

                Harris County Health Facilities (Texas), Development
                Corporation, Revenue Bonds (CHRISTUS Health), Series 1999A:
$      12,000    5.375%, 7/01/24                                                         7/09 at 101         AAA         $10,885,320
       16,000    5.375%, 7/01/29                                                         7/09 at 101         AAA          14,336,640

                Harris County (Texas), Housing Finance Corporation, Multifamily
                Housing Revenue Bonds (Windfern Pointe and Waterford Place
                Apartments Projects), 1999 Senior Series A and B, Subordinate
                Series C and Junior Subordinate Series D:
        2,860    9.000%, 7/01/29                                                         7/12 at 103         N/R           2,745,972
       12,150    6.000%, 7/01/29                                                         7/09 at 102           A          11,224,899

       30,000   City of Houston, Texas, Water and Sewer System Junior Lien              No Opt. Call         AAA           7,568,400
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22

        3,500   Jefferson County, Texas, Certificates of Obligation, Series 2000,        8/10 at 100         AAA           3,527,615
                 6.000%, 8/01/25

        4,245   Laredo Independent School District (Webb County, Texas),                 8/09 at 100         AAA           3,852,974
                 Unlimited Tax School Building Bonds, Series 1999,
                 5.250%, 8/01/24

       14,250   Leander Independent School District (Williamson and Travis            8/09 at 35 7/8         AAA           2,743,410
                 Counties, Texas), Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/25 (WI)

        4,500   Lower Neches Valley Authority, Industrial Development                    3/08 at 101         AAA           4,088,430
                 Corporation (Texas), Refunding Revenue Bonds, Series 1998
                 (Mobil Oil Refining Corporation Project), 5.550%, 3/01/33

        1,500   City of Port Arthur, Texas (Jefferson County), General Obligation        2/07 at 100         AAA           1,318,935
                 Bonds, Series 1997, 5.000%, 2/15/21

       10,000   Tarrant County (Texas), Health Facilities Development Corporation,       2/08 at 102         AAA           9,237,000
                 Texas Health Resources System Revenue Bonds, Series 1997A,
                 5.250%, 2/15/17


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.2%

        1,180   Utah Housing Finance Agency, Single Family Mortgage Bonds,               7/04 at 102         AAA           1,214,291
                 1994 Issue F (Federally Insured or Guaranteed Mortgage
                 Loans), 7.000%, 7/01/27 (Alternative Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds, 1999
                Series C-2 Class I Bonds:
        3,195    5.700%, 7/01/19 (Alternative Minimum Tax)                           1/10 at 101 1/2         AAA           3,081,418
        1,700    5.750%, 7/01/21 (Alternative Minimum Tax)                           1/10 at 101 1/2          AA           1,637,440

        2,700   Utah Housing Finance Agency, Single Family Mortgage Bonds,               7/09 at 101          AA           2,634,471
                 1999 Series D (Federally Insured orGuaranteed Loans),
                 5.850%, 7/01/21 (Alternative Minimum Tax)

        1,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,           7/09 at 101 1/2         Aa2           1,019,170
                 1999 Series F, 6.300%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.4%

        3,395   Virginia Small Business Financing Authority, Industrial                 11/09 at 102         N/R           3,354,735
                 Development Revenue Bonds (S.I.L. Clean Water, LLC
                 Project), Series 1999, 7.250%, 11/01/24


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 5.7%

                Port of Seattle (Washington), Special Facility Revenue Bonds
                (Terminal 18 Project), Series 1999C:
        2,630    6.000%, 9/01/15 (Alternative Minimum Tax)                               3/10 at 101         AAA           2,672,711
        3,850    6.000%, 9/01/16 (Alternative Minimum Tax)                               3/10 at 101         AAA           3,897,086

       11,605   State of Washington, Certificates of Participation (Washington           7/00 at 100         AAA          10,899,416
                 State Convention and Trade Center), Series 1999,
                 5.250%, 7/01/16

                State of Washington, General Obligation Compound Interest
                Bonds, Series 1999S-2:
       16,580    0.000%, 1/01/17                                                        No Opt. Call         AAA           6,237,064
       18,350    0.000%, 1/01/18                                                        No Opt. Call         AAA           6,454,246

                State of Washington, General Obligation Compound Interest
                Bonds, Series 1999S-3:
       17,650    0.000%, 1/01/20                                                        No Opt. Call         AA+           5,421,727
       18,470    0.000%, 1/01/21                                                        No Opt. Call         AA+           5,311,233

        4,800   Washington Public Power Supply System, Nuclear Project                   7/07 at 102         AAA           4,484,352
                 No. 3 Refunding Revenue Bonds, Series 1997-A,
                 5.250%, 7/01/16

                            PORTFOLIO OF INVESTMENTS (Unaudited)
                            NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD) (continued)
                            April 30, 2000
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                             PROVISIONS*       RATINGS**            VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WISCONSIN - 3.5%

$       3,800   Wisconsin Health and Educational Facilities Authority, Revenue           5/09 at 101           A         $ 3,222,626
                 Bonds, Series 1999 (Kenosha Hospital and Medical Center, Inc.
                 Project), 5.625%, 5/15/29

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Series 1999 (FH Healthcare Development, Inc. Project):
        8,225    6.250%, 11/15/20                                                       11/09 at 101         N/R           7,269,003
        5,000    6.250%, 11/15/28                                                       11/09 at 101         N/R           4,291,600

       14,000   Wisconsin Health and Educational Facilities Authority, Revenue           8/09 at 101         Aaa          12,813,500
                 Bonds, Series 1999 (Mercy Health System Corporation),
                 5.500%, 8/15/25
------------------------------------------------------------------------------------------------------------------------------------
$   1,015,425   Total Investments - (cost $813,808,469) - 97.0%                                                           774,378,92
=============   --------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 1.9%

        6,500   Forsyth, Montana, Pollution Control Revenue Bonds                                         VMIG-1           6,500,000
                 (Pacificorp Colstrip), Variable RateDemand Bonds,
                 Series 1986, 5.950%, 12/01/16 (Alternative Minimum Tax)+

        3,100   Gulf Coast Waste Disposal Authority, Pollution Control                                    VMIG-1           3,100,000
                 Revenue Refunding Bonds (Amoco OilCompany Project),
                 Series 1992, Variable Rate Demand Bonds, 5.850%, 10/01/17+

        5,400   Illinois Health Facilities Authority, Variable Rate Demand                                VMIG-1           5,400,000
                 Revenue Bonds, Series 1998(The University of Chicago
                 Hospitals and Health System), 5.800%, 8/01/26+
------------------------------------------------------------------------------------------------------------------------------------
$      15,000   Total Short-Term Investments - (cost $15,000,000)                                                         15,000,000
=============   --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       9,091,413
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $798,470,335
                ====================================================================================================================

                   * Optional Call Provisions: Dates (month and year) and
                     prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                  ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                 N/R Investment is not rated.

                (WI) Security purchased on a when-issued basis.

                   + Security has a maturity of more than one year, but has
                     variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (Unaudited)
April 30, 2000

                                                       PERFORMANCE PLUS            ADVANTAGE      OPPORTUNITY     DIVIDEND ADVANTAGE
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value    $1,233,609,331         $913,040,120      $1,035,855,894        $774,378,922
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value        10,000,000           17,300,000                 --           15,000,000
 Cash                                                                --                  --           29,386,766           2,733,423
 Receivables:
   Interest                                                  23,301,141           19,884,283          19,542,145          13,745,978
   Investments sold                                          12,974,336           29,999,814           6,989,951                 --
 Other assets                                                    20,436               47,415              10,941              92,120
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                        1,279,905,244          980,271,632       1,091,785,697         805,950,443
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                               5,271,192           10,984,794                  --                 --
 Payable for investments purchased                            3,436,020            6,101,319          70,601,154           4,121,396
 Accrued expenses:
   Management fees                                              647,983              494,501             523,787             215,802
   Other                                                        422,690              237,491             380,249             150,032
 Preferred share dividends payable                              284,366              214,058             258,981             173,990
 Common share dividends payable                               4,313,804            3,311,656           3,551,805           2,818,888
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      14,376,055           21,343,819          75,315,976           7,480,108
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                               $1,265,529,189         $958,927,813      $1,016,469,721        $798,470,335
====================================================================================================================================
Preferred shares, at liquidation value                   $  444,000,000         $358,000,000      $  380,000,000        $295,000,000
====================================================================================================================================
Preferred shares outstanding                                     17,760               14,320              15,200              11,800
====================================================================================================================================
Common shares outstanding                                    59,914,073           42,980,333          45,540,872          39,125,795
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by Common shares
   outstanding)                                          $        13.71         $      13.98      $        13.98        $      12.87
====================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended April 30, 2000

                                                       PERFORMANCE PLUS            ADVANTAGE         OPPORTUNITY DIVIDEND ADVANTAGE
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                           $38,175,342          $30,935,534        $ 32,722,653        $23,951,741
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                               3,846,799            2,966,717           3,151,766          2,472,164
Preferred shares - auction fees                                 540,220              422,040             440,274            367,740
Preferred shares - dividend disbursing agent fees                49,776               24,932              19,945             14,959
Shareholders' servicing agent fees and expenses                  95,070               37,805              60,157              2,963
Custodian's fees and expenses                                   129,869               67,601             140,902            150,052
Directors'/Trustees' fees and expenses                           13,409               10,692              11,210              5,350
Professional fees                                                15,659               16,757              16,037             15,689
Shareholders' reports - printing and mailing expenses            15,812               14,064              35,577             13,132
Stock exchange listing fees                                      26,427               14,693              21,184             17,619
Investor relations expense                                       50,492               43,912              46,302              9,332
Other expenses                                                   13,628               13,631              27,173              3,675
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                  4,797,161            3,632,844           3,970,527          3,072,675
   Custodian fee credit                                         (45,148)             (29,458)            (56,293)           (50,532)
   Expense reimbursement                                             --                   --                  --         (1,187,460)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                  4,752,013            3,603,386           3,914,234          1,834,683
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        33,423,329           27,332,148          28,808,419         22,117,058
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 Net realized gain (loss) from investment transactions          230,726            4,729,989           7,942,569         (7,283,167)
 Change in net unrealized appreciation (depreciation)
 of investments                                               2,653,564           (4,705,422)        (13,541,461)        11,836,695
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                              2,884,290               24,567          (5,598,892)         4,553,528
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $36,307,619          $27,356,715        $ 23,209,527        $26,670,586
===================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                                           PERFORMANCE PLUS                      ADVANTAGE
                                                                 ---------------------------------   ------------------------------
                                                                 SIX MONTHS ENDED       YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                                          4/30/00         10/31/99            4/30/00      10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $   33,423,329   $   66,830,852     $ 27,332,148    $ 52,972,605
Net realized gain (loss) from investment transactions                     230,726         (366,395)       4,729,989         144,273
Change in net unrealized appreciation
  (depreciation) of investments                                         2,653,564     (103,177,454)     (4,705,422)     (79,766,302)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  36,307,619      (36,712,997)     27,356,715      (26,649,424)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                                (26,200,430)     (54,161,633)     (20,501,623)    (42,644,599)
   Preferred shareholders                                              (8,435,031)     (12,595,263)      (6,850,192)    (10,169,082)
 From accumulated net realized gains from investment transactions:
   Common shareholders                                                         --         (720,584)              --              --
   Preferred shareholders                                                      --               --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (34,635,461)     (67,477,480)     (27,351,815)    (52,813,681)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Common shares:
   Net proceeds from sale of shares                                            --               --               --              --
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                             --        2,436,387               --       5,674,526
 Preferred shares:
   Net proceeds from sale of shares                                    43,424,620               --               --      57,301,876
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions             43,424,620        2,436,387               --      62,976,402
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  45,096,778     (101,754,090)           4,900     (16,486,703)
Net assets at the beginning of period                               1,220,432,411    1,322,186,501      958,922,913     975,409,616
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                    $1,265,529,189   $1,220,432,411     $958,927,813    $958,922,913
===================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period                          $      214,596   $    1,426,728     $  1,094,545    $  1,114,212
===================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited) (continued)

                                                                             OPPORTUNITY                    DIVIDEND ADVANTAGE
                                                                 ---------------------------------   ------------------------------
                                                                                                             FOR THE PERIOD 5/26/99
                                                                                                                   (COMMENCEMENT OF
                                                                 SIX MONTHS ENDED   YEAR ENDED SIX   MONTHS ENDED        OPERATIONS)
                                                                          4/30/00         10/31/99        4/30/00  THROUGH 10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                             $   28,808,419    $   56,991,400      $ 22,117,058   $ 15,200,703
Net realized gain (loss) from investment transactions                  7,942,569          (371,232)       (7,283,167)    (6,053,493)
Change in net unrealized appreciation
    (depreciation) of investments                                    (13,541,461)      (82,437,095)       11,836,695    (51,266,242)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                 23,209,527       (25,816,927)       26,670,586    (42,119,032)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common shareholders                                               (21,996,602)      (45,729,071)      (17,253,303)   (11,578,052)
   Preferred shareholders                                             (7,385,877)      (10,755,431)       (5,742,822)    (2,864,236)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                        --          (673,786)               --             --
   Preferred shareholders                                                     --          (164,760)               --             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (29,382,479)      (57,323,048)      (22,996,125)   (14,442,288)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                           --                --                --    559,414,591
   Net proceeds from shares issued to shareholders due to
     reinvestment of distributions                                            --         5,498,147            12,997         61,095
Preferred shares:
   Net proceeds from sale of shares                                           --        79,077,760                --    291,768,490
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions                    --        84,575,907            12,997    851,244,176
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                 (6,172,952)        1,435,932         3,687,458    794,682,856
Net assets at the beginning of period                              1,022,642,673     1,021,206,741       794,782,877        100,021
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                   $1,016,469,721    $1,022,642,673      $798,470,335   $794,782,877
===================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period                         $      856,791    $    1,430,851      $   (120,652)  $    758,415
===================================================================================================================================

                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Performance Plus Municipal Fund, Inc.
(NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO) and Nuveen Dividend Advantage Municipal Fund (NAD).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2000, Performance Plus, Opportunity and Dividend Advantage had outstanding when-issued purchase commitments of $3,436,020, $70,601,154 and $2,824,778, respectively. There were no such outstanding purchase commitments in Advantage.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                       PERFORMANCE                               DIVIDEND
                                                              PLUS    ADVANTAGE  OPPORTUNITY    ADVANTAGE
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                  4,000        3,000        4,000        4,000
   Series T                                                  4,000        3,000        4,000        4,000
   Series W                                                  4,000        3,000        3,200           --
   Series Th                                                 1,760        2,320           --        3,800
   Series F                                                  4,000        3,000        4,000           --
---------------------------------------------------------------------------------------------------------
Total                                                       17,760       14,320       15,200       11,800
=========================================================================================================


Effective December 15, 1999, Performance Plus issued 1,760 Series Th $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                                                          PERFORMANCE PLUS                    ADVANTAGE
                                                   ------------------------------    ------------------------------

                                                   SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                            4/30/00      10/31/99             4/30/00      10/31/99
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                              --               --               --                 --
   Shares issued to shareholders
     due to reinvestment of distributions                   --          161,510               --            358,976
-------------------------------------------------------------------------------------------------------------------
                                                            --          161,510               --            358,976
===================================================================================================================
Preferred shares sold                                    1,760               --               --              2,320
===================================================================================================================

                                                             OPPORTUNITY                    DIVIDEND ADVANTAGE
                                                   ------------------------------    ------------------------------
                                                                                                     FOR THE PERIOD
                                                                                                            5/26/99
                                                   SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED       THROUGH
                                                            4/30/00      10/31/99             4/30/00      10/31/99
-------------------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                              --               --               --         39,106,228
   Shares issued to shareholders
     due to reinvestment of distributions                   --          346,047            8,415              4,170
-------------------------------------------------------------------------------------------------------------------
                                                            --          346,047            8,415         39,110,398
===================================================================================================================
Preferred shares sold                                       --            3,200               --             11,800
===================================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2000, to shareholders of record on May 15, 2000, as follows:

                            PERFORMANCE                                 DIVIDEND
                                   PLUS     ADVANTAGE   OPPORTUNITY    ADVANTAGE
--------------------------------------------------------------------------------
Dividend per share               $.0720        $.0770        $.0780       $.0725
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended April 30, 2000, were as follows:

                                                       PERFORMANCE                                   DIVIDEND
                                                              PLUS     ADVANTAGE    OPPORTUNITY     ADVANTAGE
-------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                     $173,099,185  $222,641,613   $278,305,236  $116,748,391
   Short-term municipal securities                      73,025,000    89,075,000     20,200,000    39,350,000
Sales and maturities:
   Long-term municipal securities                      136,047,354   250,506,916    238,935,224   126,534,543
   Short-term municipal securities                     107,665,000    86,075,000     20,200,000    36,350,000
=============================================================================================================

At April 30, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                   PERFORMANCE                                       DIVIDEND
                                                          PLUS      ADVANTAGE      OPPORTUNITY      ADVANTAGE
-------------------------------------------------------------------------------------------------------------
                                                $1,259,688,440   $935,277,778   $1,043,502,626   $829,124,645
=============================================================================================================


At October 31, 1999, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                   PERFORMANCE                                     DIVIDEND
                                                          PLUS      ADVANTAGE      OPPORTUNITY    ADVANTAGE
-----------------------------------------------------------------------------------------------------------
Expiration year:
   2001                                              $     --       $166,788        $     --     $       --
   2002                                                    --        501,699              --             --
   2003                                                    --             --              --             --
   2004                                                    --             --              --             --
   2005                                                    --             --              --             --
   2006                                                    --             --              --             --
   2007                                               301,903             --         412,727      5,737,317
-----------------------------------------------------------------------------------------------------------
Total                                                $301,903       $668,487        $412,727     $5,737,317
===========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2000, were as follows:

                                                   PERFORMANCE                                       DIVIDEND
                                                          PLUS      ADVANTAGE      OPPORTUNITY      ADVANTAGE
-------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                   $ 25,534,781   $ 15,504,986     $ 23,506,171   $  2,020,989
   depreciation                                    (41,613,890)   (20,442,644)     (31,152,903)   (41,766,712)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)        $(16,079,109)  $ (4,937,658)    $ (7,646,732)  $(39,745,723)
=============================================================================================================



6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding Dividend Advantage) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                     MANAGEMENT FEE
---------------------------------------------------------------------------
For the first $125 million                                       .6500 of 1%
For the next $125 million                                        .6375 of 1
For the next $250 million                                        .6250 of 1
For the next $500 million                                        .6125 of 1
For the next $1 billion                                          .6000 of 1
For net assets over $2 billion                                   .5875 of 1
===========================================================================

Under Dividend Advantage's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                     MANAGEMENT FEE
---------------------------------------------------------------------------
For the first $125 million                                       .6500 of 1%
For the next $125 million                                        .6375 of 1
For the next $250 million                                        .6250 of 1
For the next $500 million                                        .6125 of 1
For the next $1 billion                                          .6000 of 1
For net assets over $2 billion                                   .5750 of 1
===========================================================================


The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Dividend Advantage in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005,
 .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007, .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse Dividend Advantage for any portion of its fees and expenses beyond July 31, 2009.



The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


7. COMPOSITION OF NET ASSETS
At April 30, 2000, net assets consisted of:

                                                   PERFORMANCE                                       DIVIDEND
                                                          PLUS      ADVANTAGE      OPPORTUNITY      ADVANTAGE
-------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated
    value per share, at liquidation value      $  444,000,000     $358,000,000  $  380,000,000   $295,000,000
Common shares, $.01 par value per share               599,141          429,803         455,409        391,258
Paid-in surplus                                   836,865,738      600,274,020     635,266,655    555,965,936
Undistributed (Over-distribution of)
    net investment income                             214,596        1,094,545         856,791       (120,652)
Accumulated net realized gain (loss)
   from investment transactions                       (71,177)       3,950,697       7,537,598    (13,336,660)
Net unrealized appreciation
   (depreciation) of investments                  (16,079,109)      (4,821,252)     (7,646,732)   (39,429,547)
-------------------------------------------------------------------------------------------------------------
Net assets                                     $1,265,529,189     $958,927,813  $1,016,469,721   $798,470,335
=============================================================================================================
Authorized shares:
   Common                                         200,000,000     200,000,000      200,000,000      Unlimited
   Preferred                                        1,000,000       1,000,000        1,000,000      Unlimited
=============================================================================================================

8. INVESTMENT COMPOSITION
At April 30, 2000, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                   PERFORMANCE                                DIVIDEND
                                          PLUS    ADVANTAGE   OPPORTUNITY    ADVANTAGE
--------------------------------------------------------------------------------------
Consumer Staples                          --%           --%            4%         --%
Education and Civic Organizations           5            --            5            4
Healthcare                                 12            15            8           18
Housing/Multifamily                         4             4            2            3
Housing/Single Family                      10            12            3            4
Long-Term Care                              1             2            1            3
Tax Obligation/General                     12             7           20           18
Tax Obligation/Limited                     16            11           15           18
Transportation                              6            12           15           12
U.S. Guaranteed                            17            11           11           --
Utilities                                  10            14            7            9
Water and Sewer                             7             9            7            8
Other                                      --             3            2            3
--------------------------------------------------------------------------------------
                                          100%          100%         100%         100%
======================================================================================


Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (62% for Performance Plus, 56% for Advantage, 38% for Opportunity and 62% for Dividend Advantage).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights
(Unaudited)

                      FINANCIAL HIGHLIGHTS (Unaudited)

                      Selected data for a Common share outstanding throughout each period:


                                       INVESTMENT OPERATIONS                              LESS DISTRIBUTIONS
                                   -----------------------------  ------------------------------------------------------------------
                                                                   NET             NET
                                               NET                 INVESTMENT      INVESTMENT   CAPITAL    CAPITAL
                                               REALIZED/           INCOME TO       INCOME TO    GAINS TO   GAINS TO
                      BEGINNING    NET         UNREALIZED          COMMON          PREFERRED    COMMON     PREFERRED
                      NET ASSET    INVESTMENT  INVESTMENT          SHARE-          SHARE-       SHARE-     SHARE-
                      VALUE        INCOME      GAIN (LOSS) TOTAL   HOLDERS         HOLDERS+     HOLDERS    HOLDERS+       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE PLUS
Year Ended 10/31:
    2000 (a)         $13.69       $ .56       $  .05      $  .61   $ (.44)         $(.14)       $ --         $ --         $  (.58)
    1999              15.43        1.12        (1.73)       (.61)    (.91)          (.21)       (.01)          --           (1.13)
    1998              15.22        1.19          .20        1.39     (.95)          (.23)         --           --           (1.18)
    1997              15.07        1.24          .15        1.39    (1.00)          (.24)         --           --           (1.24)
    1996              15.21        1.27         (.12)       1.15    (1.04)          (.25)         --           --           (1.29)
    1995              14.40        1.32          .85        2.17    (1.08)          (.28)         --           --           (1.36)
ADVANTAGE
Year Ended 10/31:
    2000 (a)          13.98         .64           --         .64     (.48)          (.16)         --           --            (.64)
    1999              15.85        1.24        (1.85)       (.61)   (1.00)          (.24)         --           --           (1.24)
    1998              15.68        1.24          .17        1.41    (1.00)          (.24)         --           --           (1.24)
    1997              15.48        1.27          .21        1.48    (1.03)          (.25)         --           --           (1.28)
    1996              15.57        1.29         (.07)       1.22    (1.05)          (.26)         --           --           (1.31)
    1995              14.60        1.33         1.01        2.34    (1.09)          (.28)         --           --           (1.37)
OPPORTUNITY
Year Ended 10/31:
    2000 (a)          14.11         .63         (.12)        .51     (.48)          (.16)         --           --            (.64)
    1999              15.96        1.26        (1.83)       (.57)   (1.01)          (.24)       (.01)          --           (1.26)
    1998              15.85        1.25          .15        1.40    (1.01)          (.24)       (.03)        (.01)          (1.29)
    1997              15.66        1.29          .20        1.49    (1.04)          (.26)         --           --           (1.30)
    1996              15.77        1.30         (.10)       1.20    (1.05)          (.26)         --           --           (1.31)
    1995              14.69        1.33         1.12        2.45    (1.09)          (.28)         --           --           (1.37)
DIVIDEND ADVANTAGE
Year Ended 10/31:
    2000 (a)          12.78         .57          .11         .68     (.44)          (.15)         --           --            (.59)
    1999 (b)          14.33         .39        (1.47)      (1.08)    (.30)          (.07)         --           --            (.37)
====================================================================================================================================

                                                                            TOTAL RETURNS
                                                                       -----------------------
                          ORGANIZATION
                          AND OFFERING
                          COSTS AND                                                    BASED
                          PREFERRED     ENDING                         BASED           ON
                          SHARE         NET          ENDING            ON              NET
                          UNDERWRITING  ASSET        MARKET            MARKET          ASSET
                          DISCOUNTS     VALUE        VALUE             VALUE**         VALUE**
----------------------------------------------------------------------------------------------
PERFORMANCE PLUS
Year Ended 10/31:
    2000 (a)           $(.01)         $13.71       $11.8125            (5.35)%         3.41%
    1999                 --            13.69        12.9375           (10.76)         (5.63)
    1998                 --            15.43        15.4375             9.48           7.87
    1997                 --            15.22        15.0000             5.94           7.89
    1996                 --            15.07        15.1250             6.17           6.15
    1995                 --            15.21        15.2500            22.77          13.58
ADVANTAGE
Year Ended 10/31:
    2000 (a)             --            13.98        12.1875            (7.12)          3.48
    1999               (.02)           13.98        13.6250            (8.16)         (5.83)
    1998                 --            15.85        15.8125             5.58           7.65
    1997                 --            15.68        15.9375            12.57           8.20
    1996                 --            15.48        15.1250             7.04           6.37
    1995                 --            15.57        15.1250            20.69          14.62
OPPORTUNITY
Year Ended 10/31:
    2000 (a)             --            13.98        12.4375            (4.78)          2.56
    1999               (.02)           14.11        13.5625            (9.18)         (5.49)
    1998                 --            15.96        15.9375             5.40           7.45
    1997                 --            15.85        16.1250            13.01           8.12
    1996                 --            15.66        15.2500             8.82           6.15
    1995                 --            15.77        15.0000            21.98          15.30
DIVIDEND ADVANTAGE
Year Ended 10/31:
    2000 (a)             --            12.87        12.3125            (6.41)          4.25
    1999 (b)           (.10)           12.78        13.6250            (7.29)         (8.83)
==============================================================================================

                                                  RATIOS/SUPPLEMENTAL DATA
                          --------------------------------------------------------------------------
                                                        BEFORE CREDIT/REIMBURSEMENT
                                           ---------------------------------------------------------
                                                           RATIO OF NET                 RATIO OF NET
                                           RATIO OF        INVESTMENT   RATIO OF        INVESTMENT
                                           EXPENSES        INCOME TO    EXPENSES        INCOME TO
                                           TO AVERAGE      AVERAGE      TO AVERAGE      AVERAGE
                          ENDING           NET ASSETS      NET ASSETS   TOTAL           TOTAL
                          NET              APPLICABLE      APPLICABLE   NET ASSETS      NET ASSETS
                          ASSETS           TO COMMON       TO COMMON    INCLUDING       INCLUDING
                          (000)            SHARES++        SHARES++     PREFERRED++     PREFERRED++
----------------------------------------------------------------------------------------------------
PERFORMANCE PLUS
Year Ended 10/31:
    2000 (a)             $1,265,529        1.18%*          8.19%*       .77%*           5.35%*
    1999                  1,220,432        1.15            7.48         .79             5.16
    1998                  1,322,187        1.11            7.74         .77             5.38
    1997                  1,304,197        1.12            8.24         .77             5.69
    1996                  1,290,635        1.13            8.47         .78             5.83
    1995                  1,289,804        1.13            8.88         .78             6.08
ADVANTAGE
Year Ended 10/31:
    2000 (a)                958,928        1.22*           9.15*        .76*            5.73*
    1999                    958,923        1.16            8.12         .77             5.41
    1998                    975,410        1.12            7.84         .78             5.41
    1997                    962,058        1.14            8.23         .78             5.64
    1996                    951,656        1.14            8.37         .78             5.72
    1995                    954,277        1.15            8.80         .78             5.98
OPPORTUNITY
Year Ended 10/31:
    2000 (a)              1,016,470        1.25*           9.05*        .78*            5.67*
    1999                  1,022,643        1.15            8.18         .77             5.50
    1998                  1,021,207        1.09            7.88         .77             5.55
    1997                  1,011,202        1.10            8.25         .77             5.78
    1996                  1,000,987        1.10            8.29         .77             5.81
    1995                  1,005,798        1.10            8.70         .76             6.04
DIVIDEND ADVANTAGE
Year Ended 10/31:
    2000 (a)                798,470        1.23*           8.39*        .78*            5.27*
    1999 (b)                794,783        1.06*           6.10*        .77*            4.41*
=====================================================================================================



                                         RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
                                       AFTER CREDIT/REIMBURSEMENT***
                          ----------------------------------------------------------
                                           RATIO OF NET                 RATIO OF NET
                          RATIO OF         INVESTMENT      RATIO OF     INVESTMENT
                          EXPENSES         INCOME TO       EXPENSES     INCOME TO
                          TO AVERAGE       AVERAGE         TO AVERAGE   AVERAGE
                          NET ASSETS       NET ASSETS      TOTAL        TOTAL
                          APPLICABLE       APPLICABLE      NET ASSETS   NET ASSETS      PORTFOLIO
                          TO COMMON        TO COMMON       INCLUDING    INCLUDING       TURNOVER
                          SHARES++         SHARES++        PREFERRED++  PREFERRED++     RATE
--------------------------------------------------------------------------------------------------
PERFORMANCE PLUS
Year Ended 10/31:
    2000 (a)              1.17%*           8.20%*          .76%*        5.36%*          11%
    1999                  1.12             7.51            .77          5.18            30
    1998                  1.11             7.74            .77          5.38            23
    1997                  1.12             8.24            .77          5.69            12
    1996                  1.13             8.47            .78          5.83            15
    1995                  1.13             8.88            .78          6.08            7
ADVANTAGE
Year Ended 10/31:
    2000 (a)              1.21*            9.16*           .76*         5.73*           24
    1999                  1.16             8.12            .77          5.41            29
    1998                  1.12             7.84            .78          5.41            8
    1997                  1.14             8.23            .78          5.64            8
    1996                  1.14             8.37            .78          5.72            13
    1995                  1.15             8.80            .78          5.98            4
OPPORTUNITY
Year Ended 10/31:
    2000 (a)              1.23*            9.06*           .77*         5.68*           24
    1999                  1.14             8.19            .77          5.50            31
    1998                  1.09             7.88            .77          5.55            13
    1997                  1.10             8.25            .77          5.78            20
    1996                  1.10             8.29            .77          5.81            19
    1995                  1.10             8.70            .76          6.04            13
DIVIDEND ADVANTAGE
Year Ended 10/31:
    2000 (a)              .74*             8.89*           .46*         5.59*           15
    1999 (b)              .58*             6.58*           .42*         4.76*           16
==================================================================================================

*    Annualized.

** Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended April 30, 2000.

(b) For the period May 26, 1999 (commencement of operations) through October 31, 1999.

Build Your Wealth Automatically

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against loss in a declining market. Because such a plan involves continuous investment regardless of fluctuating prices, investors should consider their financial ability to continue purchases through periods of low price levels.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment advisor if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund Information

BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended April 30, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
                 FOR GENERATIONS

PHOTO OF:John Nuveen, Sr.
John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

John Nuveen & Co. Incorporated o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com

                                                                      FSA-2-4-00